ABOUT THIS REPORT

This report is a presentation of AuguStar℠ Variable Account R. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in AuguStar℠ Variable Account R.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contract and other subaccounts, withdrawals, surrenders and death benefit payments, surrender charges, lapse charges, and cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

AVIP - AuguStar℠ Variable Insurance Products Fund, Inc.

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSVI - Morgan Stanley Variable Insurance Fund, Inc. - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

GSVS - Goldman Sachs Variable Insurance Trust - Service Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

LINC - Lincoln Variable Insurance Products Trust - Standard Class

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CALI - Calvert Variable Products, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS - Federated Hermes Insurance Series

ALP2 - ALPS Variable Investment Trust - Class II

IVYV - Ivy Variable Insurance Portfolios

AuguStar℠ Variable Account R

Statements of Assets and Contract Owners' Equity	December 31, 2023

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 5)
AVIP - AVIP Bond Subaccount (d)	162,089	$2,686,097	$2,747,412	$2,747,412
AVIP - AVIP BlackRock Balanced Allocation Subaccount (d)	215,694	5,824,739	7,025,153	7,025,153
AVIP - AVIP BlackRock Advantage International Equity Subaccount (d)	565,717	7,666,937	8,638,499	8,638,499
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount (b)(d)	4,150,903	8,488,467	6,226,354	6,226,354
AVIP - AVIP AB Small Cap Subaccount (d)	810,247	13,333,154	10,095,677	10,095,677
AVIP - AVIP AB Mid Cap Core Subaccount (d)	290,473	8,359,213	8,513,757	8,513,757
AVIP - AVIP S&P 500® Index Subaccount (d)	915,995	25,189,720	35,577,259	35,577,259
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount (d)	77,790	1,246,187	1,395,554	1,395,554
AVIP - AVIP Federated High Income Bond Subaccount (d)	125,069	2,222,392	2,383,809	2,383,809
AVIP - AVIP Nasdaq-100® Index Subaccount (d)	380,827	6,474,531	6,691,136	6,691,136
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount (d)	959,505	28,750,956	30,723,348	30,723,348
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount (d)	153,278	3,817,695	3,408,906	3,408,906
AVIP - AVIP S&P MidCap 400® Index Subaccount (d)	28,638	516,445	589,082	589,082
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount (d)	61,407	604,762	563,720	563,720
FIDS - VIP Government Money Market Subaccount	4,761,607	4,761,607	4,761,607	4,761,607
FID2 - VIP Mid Cap Subaccount	357,695	11,762,367	12,408,444	12,408,444
FID2 - VIP Contrafund® Subaccount	404,084	14,318,888	18,923,256	18,923,256
FID2 - VIP Growth Subaccount	96,687	7,000,451	8,694,094	8,694,094
FID2 - VIP Equity-Income Subaccount	144,729	3,244,264	3,460,461	3,460,461
FID2 - VIP Real Estate Subaccount	42,449	777,106	716,535	716,535
JASI - Janus Henderson Research Subaccount	134,592	4,367,809	6,076,850	6,076,850
JASI - Janus Henderson Global Research Subaccount	49,703	2,258,289	3,036,836	3,036,836
JASI - Janus Henderson Balanced Subaccount	49,656	1,725,350	2,248,437	2,248,437
JASS - Janus Henderson Research Subaccount	77,474	2,442,720	3,336,016	3,336,016
JASS - Janus Henderson Global Research Subaccount	43,517	1,935,497	2,568,349	2,568,349
JASS - Janus Henderson Balanced Subaccount	121,271	4,620,212	5,827,056	5,827,056
JASS - Janus Henderson Overseas Subaccount	111,103	3,890,372	4,453,027	4,453,027
LEGI - ClearBridge Variable Dividend Strategy Subaccount	28,108	594,738	574,536	574,536
LEGI - ClearBridge Variable Large Cap Value Subaccount	38,407	787,268	814,609	814,609
ASVT - VT Opportunity Subaccount	8,154	183,730	211,921	211,921
ASVT - VT Discovery SMID Cap Growth Subaccount (a)	19,107	430,616	390,939	390,939
MSVI - VIF U.S. Real Estate Subaccount	47,625	818,617	692,474	692,474
MSV2 - VIF U.S. Real Estate Subaccount	82,178	1,335,970	1,186,652	1,186,652
MSV2 - VIF Growth Subaccount	207,073	4,158,555	2,097,646	2,097,646
GSVI - Large Cap Value Subaccount	367,351	3,473,285	3,096,773	3,096,773
GSVI - U.S. Equity Insights Subaccount	47,511	834,407	927,891	927,891
GSVI - Strategic Growth Subaccount	109,223	1,389,015	1,369,652	1,369,652
GSVS - Large Cap Value Subaccount	37,412	343,033	315,761	315,761
GSVS - U.S. Equity Insights Subaccount	1,356	26,326	26,730	26,730
GSVS - Strategic Growth Subaccount	20,471	254,041	253,840	253,840
LAZS - Emerging Markets Equity Subaccount	181,663	3,642,777	3,784,047	3,784,047
LAZS - U.S. Small Cap Equity Select Subaccount (c)	203,841	3,152,132	2,751,853	2,751,853
LAZS - International Equity Subaccount	58,103	553,931	528,152	528,152
PRS2 - PSF PGIM Jennison Growth Subaccount	7,227	601,591	962,178	962,178
PRS2 - PSF PGIM Jennison Blend Subaccount	43,825	3,974,109	4,127,010	4,127,010
LINC - LVIP JPMorgan Small Cap Core Subaccount	33,397	689,481	662,891	662,891
LINC - LVIP JPMorgan Mid Cap Value Subaccount	386,963	3,751,726	3,936,578	3,936,578
MFSI - New Discovery Subaccount	63,612	961,754	642,481	642,481
MFSI - Mid Cap Growth Subaccount	207,484	1,793,427	1,539,529	1,539,529
MFSI - Total Return Subaccount	147,721	3,350,786	3,350,319	3,350,319
MFS2 - Massachusetts Investors Growth Stock Subaccount	22,013	451,192	486,491	486,491
PVIA - Real Return Subaccount	233,670	2,982,609	2,703,556	2,703,556
PVIA - Total Return Subaccount	324,606	3,442,188	2,979,881	2,979,881
PVIA - Global Bond Opportunities Subaccount	128,878	1,456,804	1,239,811	1,239,811
PVIA - CommodityRealReturn® Strategy Subaccount	62,702	476,187	335,458	335,458

AuguStar℠ Variable Account R

Statements of Assets and Contract Owners' Equity (continued)	December 31, 2023

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 5)
CALI - VP S&P 500 Index Subaccount	826	$105,133	$142,835	$142,835
BNYS - Appreciation Subaccount	24,713	1,004,373	847,166	847,166
ROYI - Small-Cap Subaccount	595,346	5,237,529	5,709,364	5,709,364
ROYI - Micro-Cap Subaccount	325,334	3,188,999	2,983,310	2,983,310
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	17,530	609,045	586,743	586,743
NBAS - AMT Mid Cap Intrinsic Value Subaccount	8,637	157,027	166,871	166,871
FRT2 - Franklin Income VIP Subaccount	202,577	2,998,970	2,876,599	2,876,599
FRT2 - Franklin DynaTech VIP Subaccount	146,985	762,827	627,625	627,625
FRT2 - Templeton Foreign VIP Subaccount	60,252	818,615	857,984	857,984
FRT4 - Franklin Income VIP Subaccount	14,978	225,159	219,733	219,733
FRT4 - Franklin DynaTech VIP Subaccount	45,377	177,845	169,255	169,255
FRT4 - Templeton Foreign VIP Subaccount	12,362	169,816	179,868	179,868
FRT4 - Franklin Allocation VIP Subaccount	16,222	98,791	82,734	82,734
FEDS - Kaufmann Fund II Service Shares Subaccount	36,044	671,638	568,420	568,420
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	67,165	724,720	665,602	665,602
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	17,216	181,623	169,575	169,575
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	112,519	1,211,998	1,169,074	1,169,074
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	327,870	3,492,436	3,718,047	3,718,047
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	106,786	1,289,988	1,471,512	1,471,512
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	117,014	1,119,134	1,025,041	1,025,041
IVYV - Delaware Ivy VIP Natural Resources Subaccount	135,430	617,973	639,230	639,230
IVYV - Delaware Ivy VIP Science and Technology Subaccount	141,868	3,681,594	3,258,719	3,258,719

(a)	Name change effective on May 1, 2023:

ASVT - VT Discovery SMID Cap Growth Subaccount formerly known as ASVT - VT Discovery Subaccount

(b)	Name change effective on July 28, 2023:

ONFI - ON Fidelity Institutional AM® Equity Growth Subaccount formerly known as ONFI - ON Janus Henderson Forty Subaccount

(c)	Name change effective on September 8, 2023:

LAZS - US Small Cap Equity Select Subaccount formerly known as LAZS - U.S. Small-Mid Cap Equity Subaccount

(d)	Name change effective on December 4, 2023:

AVIP - AVIP Bond Subaccount formerly known as ONFI - ON Bond Subaccount

AVIP - AVIP BlackRock Balanced Allocation Subaccount formerly known as ONFI - ON BlackRock Balanced Allocation Subaccount

AVIP - AVIP BlackRock Advantage International Equity Subaccount formerly known as ONFI - ON BlackRock Advantage International Equity Subaccount

AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount formerly known as ONFI - ON Fidelity Institutional AM® Equity Growth Subaccount

AVIP - AVIP AB Small Cap Subaccount formerly known as ONFI - ON AB Small Cap Subaccount

AVIP - AVIP AB Mid Cap Core Subaccount formerly known as ONFI - ON AB Mid Cap Core Subaccount

AVIP - AVIP S&P 500® Index Subaccount formerly known as ONFI - ON S&P 500® Index Subaccount

AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount formerly known as ONFI - ON BlackRock Advantage Large Cap Value Subaccount

AVIP - AVIP Federated High Income Bond Subaccount formerly known as ONFI - ON Federated High Income Bond Subaccount

AVIP - AVIP Nasdaq-100® Index Subaccount formerly known as ONFI - ON Nasdaq-100® Index Subaccount

AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount formerly known as ONFI - ON BlackRock Advantage Large Cap Core Subaccount

AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount formerly known as ONFI - ON BlackRock Advantage Small Cap Growth Subaccount

AVIP - AVIP S&P MidCap 400® Index Subaccount formerly known as ONFI - ON S&P MidCap 400® Index Subaccount

AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount formerly known as ONFI - ON BlackRock Advantage Large Cap Growth Subaccount

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Operations	For the Period Ended December 31, 2023

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
AVIP - AVIP Bond Subaccount	$84,898	$(13,230)	$71,668	$0	$(4,794)	$135,200	$130,406	$202,074
AVIP - AVIP BlackRock Balanced Allocation Subaccount	115,202	(58,232)	56,970	0	455,965	1,012,312	1,468,277	1,525,247
AVIP - AVIP BlackRock Advantage International Equity Subaccount	295,642	(44,960)	250,682	0	82,193	1,045,419	1,127,612	1,378,294
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	0	(33,726)	(33,726)	555,594	(515,293)	1,856,880	1,341,587	1,863,455
AVIP - AVIP AB Small Cap Subaccount	0	(67,074)	(67,074)	0	(914,350)	2,489,793	1,575,443	1,508,369
AVIP - AVIP AB Mid Cap Core Subaccount	37,702	(54,498)	(16,796)	0	(105,152)	1,360,485	1,255,333	1,238,537
AVIP - AVIP S&P 500® Index Subaccount	392,374	(188,563)	203,811	1,372,800	1,621,260	4,353,391	5,974,651	7,551,262
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	27,240	(5,726)	21,514	14,927	19,312	114,909	134,221	170,662
AVIP - AVIP Federated High Income Bond Subaccount	136,865	(7,930)	128,935	0	19,090	123,047	142,137	271,072
AVIP - AVIP Nasdaq-100® Index Subaccount	28,320	(26,237)	2,083	496,424	(77,187)	1,873,539	1,796,352	2,294,859
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	296,262	(169,825)	126,437	98,996	(167,658)	6,393,458	6,225,800	6,451,233
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	0	(14,939)	(14,939)	0	(91,641)	685,523	593,882	578,943
AVIP - AVIP S&P MidCap 400® Index Subaccount	4,641	(3,322)	1,319	24,423	51,183	17,189	68,372	94,114
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	651	(2,476)	(1,825)	3,104	(10,824)	131,401	120,577	121,856
FIDS - VIP Government Money Market Subaccount	244,638	(21,558)	223,080	0	(1,190)	0	(1,190)	221,890
FID2 - VIP Mid Cap Subaccount	45,222	(53,034)	(7,812)	338,300	(19,085)	1,281,605	1,262,520	1,593,008
FID2 - VIP Contrafund® Subaccount	44,810	(85,451)	(40,641)	633,547	418,145	3,810,370	4,228,515	4,821,421
FID2 - VIP Growth Subaccount	282	(37,306)	(37,024)	377,682	87,239	1,855,606	1,942,845	2,283,503
FID2 - VIP Equity-Income Subaccount	57,864	(14,398)	43,466	99,293	32,393	143,574	175,967	318,726
FID2 - VIP Real Estate Subaccount	16,058	(2,634)	13,424	32,647	(37,683)	62,621	24,938	71,009
JASI - Janus Henderson Research Subaccount	7,732	(41,252)	(33,520)	0	139,610	1,834,131	1,973,741	1,940,221
JASI - Janus Henderson Global Research Subaccount	26,063	(20,917)	5,146	79,445	71,769	492,085	563,854	648,445
JASI - Janus Henderson Balanced Subaccount	46,800	(16,914)	29,886	0	84,106	192,006	276,112	305,998
JASS - Janus Henderson Research Subaccount	1,701	(14,023)	(12,322)	0	27,197	954,701	981,898	969,576
JASS - Janus Henderson Global Research Subaccount	19,000	(8,368)	10,632	73,458	72,951	399,944	472,895	556,985
JASS - Janus Henderson Balanced Subaccount	98,480	(16,423)	82,057	0	106,469	566,434	672,903	754,960
JASS - Janus Henderson Overseas Subaccount	63,332	(11,612)	51,720	0	80,287	307,560	387,847	439,567
LEGI - ClearBridge Variable Dividend Strategy Subaccount	11,111	(1,247)	9,864	73,234	(1,165)	(20,314)	(21,479)	61,619
LEGI - ClearBridge Variable Large Cap Value Subaccount	10,540	(3,753)	6,787	61,232	489	41,341	41,830	109,849
ASVT - VT Opportunity Subaccount	0	(1,445)	(1,445)	16,504	882	28,403	29,285	44,344
ASVT - VT Discovery SMID Cap Growth Subaccount	0	(2,787)	(2,787)	0	(4,862)	73,213	68,351	65,564
MSVI - VIF U.S. Real Estate Subaccount	14,436	(4,866)	9,570	0	(24,669)	99,898	75,229	84,799
MSV2 - VIF U.S. Real Estate Subaccount	22,440	415	22,855	0	(43,175)	172,167	128,992	151,847
MSV2 - VIF Growth Subaccount	0	(6,828)	(6,828)	0	(624,505)	1,330,506	706,001	699,173
GSVI - Large Cap Value Subaccount	52,606	(14,360)	38,246	265,611	(48,347)	97,741	49,394	353,251
GSVI - U.S. Equity Insights Subaccount	5,985	(4,358)	1,627	0	(2,187)	178,618	176,431	178,058
GSVI - Strategic Growth Subaccount	0	(6,495)	(6,495)	51,794	(34,667)	389,028	354,361	399,660
GSVS - Large Cap Value Subaccount	4,492	(1,028)	3,464	26,548	(1,105)	5,285	4,180	34,192
GSVS - U.S. Equity Insights Subaccount	115	(7)	108	0	(34)	4,956	4,922	5,030
GSVS - Strategic Growth Subaccount	0	(868)	(868)	9,246	(1,057)	42,599	41,542	49,920

AuguStar℠ Variable Account R

Statements of Operations (continued)	For the Period Ended December 31, 2023

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
LAZS - Emerging Markets Equity Subaccount	$177,693	$(12,654)	$165,039	$0	$(38,068)	$606,934	$568,866	$733,905
LAZS - U.S. Small Cap Equity Select Subaccount	0	(8,849)	(8,849)	0	(92,183)	346,995	254,812	245,963
LAZS - International Equity Subaccount	6,623	(1,985)	4,638	0	(7,402)	76,888	69,486	74,124
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(4,821)	(4,821)	0	78,203	288,530	366,733	361,912
PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)	0	(1,281)	(1,281)	0	(114)	152,901	152,787	151,506
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	8,493	(2,363)	6,130	5,454	(14,614)	76,827	62,213	73,797
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	122,155	(16,180)	105,975	354,884	(3,814)	(83,294)	(87,108)	373,751
MFSI - New Discovery Subaccount	0	(2,660)	(2,660)	0	(93,071)	176,449	83,378	80,718
MFSI - Mid Cap Growth Subaccount	0	(5,561)	(5,561)	22,686	(56,141)	303,004	246,863	263,988
MFSI - Total Return Subaccount	58,892	(11,827)	47,065	140,563	(10,899)	124,156	113,257	300,885
MFS2 - Massachusetts Investors Growth Stock Subaccount	220	(2,510)	(2,290)	23,820	713	49,211	49,924	71,454
PVIA - Real Return Subaccount	81,076	(4,799)	76,277	0	(38,041)	52,330	14,289	90,566
PVIA - Total Return Subaccount	107,662	(10,088)	97,574	0	(117,531)	181,371	63,840	161,414
PVIA - Global Bond Opportunities Subaccount	27,052	(2,772)	24,280	13,070	(63,928)	86,351	22,423	59,773
PVIA - CommodityRealReturn® Strategy Subaccount	73,351	(1,758)	71,593	0	(87,016)	(28,463)	(115,479)	(43,886)
CALI - VP S&P 500 Index Subaccount	1,798	(972)	826	6,640	1,557	20,128	21,685	29,151
BNYS - Appreciation Subaccount	3,677	(3,219)	458	64,708	(11,488)	84,919	73,431	138,597
ROYI - Small-Cap Subaccount	43,733	(20,359)	23,374	454,187	37,791	666,187	703,978	1,181,539
ROYI - Micro-Cap Subaccount	0	(8,742)	(8,742)	0	(66,962)	552,152	485,190	476,448
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	0	(1,865)	(1,865)	432	(10,493)	104,438	93,945	92,512
NBAS - AMT Mid Cap Intrinsic Value Subaccount	797	(764)	33	6,837	455	8,284	8,739	15,609
FRT2 - Franklin Income VIP Subaccount	145,859	(11,722)	134,137	176,828	(22,186)	(66,108)	(88,294)	222,671
FRT2 - Franklin DynaTech VIP Subaccount	0	(2,417)	(2,417)	0	(47,591)	246,139	198,548	196,131
FRT2 - Templeton Foreign VIP Subaccount	27,441	(3,123)	24,318	0	(999)	131,780	130,781	155,099
FRT4 - Franklin Income VIP Subaccount	9,912	(681)	9,231	12,213	(230)	(4,968)	(5,198)	16,246
FRT4 - Franklin DynaTech VIP Subaccount	0	(621)	(621)	0	(6,573)	41,817	35,244	34,623
FRT4 - Templeton Foreign VIP Subaccount	4,659	(281)	4,378	0	(32)	24,004	23,972	28,350
FRT4 - Franklin Allocation VIP Subaccount	1,027	(365)	662	1,275	(4,031)	12,555	8,524	10,461
FEDS - Kaufmann Fund II Service Shares Subaccount	0	(2,088)	(2,088)	0	(77,461)	160,098	82,637	80,549
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	14,986	(2,547)	12,439	7,561	(4,220)	27,026	22,806	42,806
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	3,440	(976)	2,464	1,600	(994)	11,859	10,865	14,929
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	22,960	(6,740)	16,220	26,725	(17,672)	116,573	98,901	141,846
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	63,564	(16,017)	47,547	82,289	8,564	348,885	357,449	487,285
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	22,896	(2,849)	20,047	28,562	21,720	153,457	175,177	223,786
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	20,853	(4,957)	15,896	0	(46,938)	163,200	116,262	132,158
IVYV - Delaware Ivy VIP Natural Resources Subaccount	20,558	(3,049)	17,509	0	(573)	(22,947)	(23,520)	(6,011)
IVYV - Delaware Ivy VIP Science and Technology Subaccount	0	(12,795)	(12,795)	162,333	(184,056)	981,762	797,706	947,244

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP Bond Subaccount	AVIP - AVIP Bond Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$71,668	$81,975	$56,970	$68,764	$250,682	$171,668
Reinvested capital gains	0	17,563	0	1,732,308	0	1,016,443
Realized gain (loss)	(4,794)	3,483	455,965	192,206	82,193	102,291
Unrealized gain (loss)	135,200	(619,602)	1,012,312	(4,067,141)	1,045,419	(2,641,615)
Net increase (decrease) in contract owners' equity from operations	202,074	(516,581)	1,525,247	(2,073,863)	1,378,294	(1,351,213)
Equity transactions:
Contract purchase payments	110,764	138,508	270,427	313,485	359,581	400,796
Transfers (to) and from other subaccounts	34,993	60,795	(4,620)	(45,709)	(16,801)	(116,206)
Transfers (to) and from fixed dollar contract	22,468	14,486	35,108	101,691	(6,146)	13,178
Withdrawals, surrenders and death benefit payments	(161,383)	(147,650)	(3,017,382)	(243,919)	(412,567)	(391,794)
Surrender charges (note 2)	(884)	0	(41)	(13)	(996)	(1,220)
Lapse charges (note 2)	0	0	0	(302)	(18)	(206)
Cost of insurance and other administrative fees (note 2)	(133,343)	(140,137)	(396,419)	(415,115)	(431,804)	(423,765)
Net equity transactions	(127,385)	(73,998)	(3,112,927)	(289,882)	(508,751)	(519,217)
Net change in contract owners' equity	74,689	(590,579)	(1,587,680)	(2,363,745)	869,543	(1,870,430)
Contract owners' equity:
Beginning of period	2,672,723	3,263,302	8,612,833	10,976,578	7,768,956	9,639,386
End of period	$2,747,412	$2,672,723	$7,025,153	$8,612,833	$8,638,499	$7,768,956

Change in units:
Beginning units	61,494	63,207	117,063	120,818	287,278	306,127
Units purchased	7,278	7,059	5,423	6,449	21,603	26,276
Units redeemed	(9,968)	(8,772)	(43,067)	(10,204)	(38,311)	(45,125)
Ending units	58,804	61,494	79,419	117,063	270,570	287,278

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(33,726)	$(34,375)	$(67,074)	$(70,961)	$(16,796)	$(39,270)
Reinvested capital gains	555,594	5,089,265	0	6,862,128	0	4,110,505
Realized gain (loss)	(515,293)	(30,887)	(914,350)	(84,636)	(105,152)	214,757
Unrealized gain (loss)	1,856,880	(7,742,204)	2,489,793	(10,979,441)	1,360,485	(6,951,398)
Net increase (decrease) in contract owners' equity from operations	1,863,455	(2,718,201)	1,508,369	(4,272,910)	1,238,537	(2,665,406)
Equity transactions:
Contract purchase payments	160,161	208,845	229,904	257,860	209,466	235,728
Transfers (to) and from other subaccounts	70,088	(6,325)	(22,022)	(180,049)	(62,547)	(3,499)
Transfers (to) and from fixed dollar contract	(12,216)	(76,888)	(75,406)	100,147	(138,328)	163,615
Withdrawals, surrenders and death benefit payments	(678,363)	(156,776)	(945,104)	(567,974)	(510,976)	(475,126)
Surrender charges (note 2)	(7,211)	(1,904)	(2,278)	(2,594)	(923)	(51)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(221,271)	(214,658)	(385,183)	(422,699)	(350,324)	(360,313)
Net equity transactions	(688,812)	(247,706)	(1,200,089)	(815,309)	(853,632)	(439,646)
Net change in contract owners' equity	1,174,643	(2,965,907)	308,280	(5,088,219)	384,905	(3,105,052)
Contract owners' equity:
Beginning of period	5,051,711	8,017,618	9,787,397	14,875,616	8,128,852	11,233,904
End of period	$6,226,354	$5,051,711	$10,095,677	$9,787,397	$8,513,757	$8,128,852

Change in units:
Beginning units	142,970	148,825	189,802	204,062	122,632	128,996
Units purchased	7,711	8,891	6,678	8,865	4,906	8,160
Units redeemed	(23,317)	(14,746)	(28,205)	(23,125)	(16,985)	(14,524)
Ending units	127,364	142,970	168,275	189,802	110,553	122,632

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP Federated High Income Bond Subaccount	AVIP - AVIP Federated High Income Bond Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$203,811	$217,830	$21,514	$17,340	$128,935	$136,406
Reinvested capital gains	1,372,800	4,069,449	14,927	320,994	0	0
Realized gain (loss)	1,621,260	1,203,267	19,312	44,302	19,090	33,400
Unrealized gain (loss)	4,353,391	(13,115,873)	114,909	(531,279)	123,047	(508,759)
Net increase (decrease) in contract owners' equity from operations	7,551,262	(7,625,327)	170,662	(148,643)	271,072	(338,953)
Equity transactions:
Contract purchase payments	822,545	935,218	40,249	52,032	75,019	93,100
Transfers (to) and from other subaccounts	(114,652)	63,527	(95,918)	64,072	36,986	(35,983)
Transfers (to) and from fixed dollar contract	(396,828)	72,213	19,916	(24,270)	14,576	(1,368)
Withdrawals, surrenders and death benefit payments	(3,408,272)	(1,145,906)	(155,795)	(26,652)	(197,666)	(239,403)
Surrender charges (note 2)	(3,035)	(1,125)	(12)	(563)	(1,419)	(25)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(954,071)	(1,004,536)	(55,266)	(54,895)	(103,877)	(108,072)
Net equity transactions	(4,054,313)	(1,080,609)	(246,826)	9,724	(176,381)	(291,751)
Net change in contract owners' equity	3,496,949	(8,705,936)	(76,164)	(138,919)	94,691	(630,704)
Contract owners' equity:
Beginning of period	32,080,310	40,786,246	1,471,718	1,610,637	2,289,118	2,919,822
End of period	$35,577,259	$32,080,310	$1,395,554	$1,471,718	$2,383,809	$2,289,118

Change in units:
Beginning units	504,250	519,108	54,983	54,366	74,601	83,653
Units purchased	26,412	31,108	3,986	6,487	6,959	4,983
Units redeemed	(82,525)	(45,966)	(12,638)	(5,870)	(12,100)	(14,035)
Ending units	448,137	504,250	46,331	54,983	69,460	74,601

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,083	$(3,178)	$126,437	$56,715	$(14,939)	$(16,340)
Reinvested capital gains	496,424	1,721,311	98,996	7,738,882	0	1,100,844
Realized gain (loss)	(77,187)	(46,475)	(167,658)	383,132	(91,641)	(19,975)
Unrealized gain (loss)	1,873,539	(3,872,692)	6,393,458	(15,196,479)	685,523	(2,194,301)
Net increase (decrease) in contract owners' equity from operations	2,294,859	(2,201,034)	6,451,233	(7,017,750)	578,943	(1,129,772)
Equity transactions:
Contract purchase payments	133,067	113,488	836,204	953,872	72,889	89,446
Transfers (to) and from other subaccounts	659,800	(164,876)	(172,154)	(257,317)	(35,236)	(28,360)
Transfers (to) and from fixed dollar contract	(96,153)	(73,212)	(41,258)	25,751	(32,453)	29,274
Withdrawals, surrenders and death benefit payments	(307,651)	(118,344)	(1,887,551)	(1,063,545)	(121,983)	(121,267)
Surrender charges (note 2)	(3,466)	(2,997)	(4,769)	(1,998)	(1,583)	(562)
Lapse charges (note 2)	0	0	0	(596)	0	0
Cost of insurance and other administrative fees (note 2)	(125,486)	(123,779)	(1,328,764)	(1,396,844)	(99,449)	(103,571)
Net equity transactions	260,111	(369,720)	(2,598,292)	(1,740,677)	(217,815)	(135,040)
Net change in contract owners' equity	2,554,970	(2,570,754)	3,852,941	(8,758,427)	361,128	(1,264,812)
Contract owners' equity:
Beginning of period	4,136,166	6,706,920	26,870,407	35,628,834	3,047,778	4,312,590
End of period	$6,691,136	$4,136,166	$30,723,348	$26,870,407	$3,408,906	$3,047,778

Change in units:
Beginning units	134,780	146,273	652,633	690,940	108,039	112,096
Units purchased	26,489	12,546	31,413	39,287	4,554	6,646
Units redeemed	(19,040)	(24,039)	(86,624)	(77,594)	(11,378)	(10,703)
Ending units	142,229	134,780	597,422	652,633	101,215	108,039

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP S&P MidCap 400® Index Subaccount	AVIP - AVIP S&P MidCap 400® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,319	$4,021	$(1,825)	$(983)	$223,080	$50,791
Reinvested capital gains	24,423	116,390	3,104	126,968	0	0
Realized gain (loss)	51,183	45,316	(10,824)	(3,899)	(1,190)	(238)
Unrealized gain (loss)	17,189	(289,992)	131,401	(202,840)	0	0
Net increase (decrease) in contract owners' equity from operations	94,114	(124,265)	121,856	(80,754)	221,890	50,553
Equity transactions:
Contract purchase payments	25,449	42,747	4,156	3,268	182,465	212,770
Transfers (to) and from other subaccounts	11,096	(18,757)	312,885	(4,086)	543,285	1,944,364
Transfers (to) and from fixed dollar contract	3,360	(13,203)	(9,583)	(844)	62,186	(97,441)
Withdrawals, surrenders and death benefit payments	(264,795)	(50,684)	(38)	(1,595)	(1,324,953)	(564,794)
Surrender charges (note 2)	(154)	(9)	0	(689)	(1,031)	(2)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(19,236)	(19,646)	(24,289)	(9,088)	(326,643)	(314,678)
Net equity transactions	(244,280)	(59,552)	283,131	(13,034)	(864,691)	1,180,219
Net change in contract owners' equity	(150,166)	(183,817)	404,987	(93,788)	(642,801)	1,230,772
Contract owners' equity:
Beginning of period	739,248	923,065	158,733	252,521	5,404,408	4,173,636
End of period	$589,082	$739,248	$563,720	$158,733	$4,761,607	$5,404,408

Change in units:
Beginning units	33,698	36,168	3,481	3,707	255,150	198,245
Units purchased	2,251	5,229	6,039	119	201,622	159,173
Units redeemed	(12,526)	(7,699)	(672)	(345)	(240,665)	(102,268)
Ending units	23,423	33,698	8,848	3,481	216,107	255,150

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(7,812)	$(25,323)	$(40,641)	$(42,216)	$(37,024)	$(10,773)
Reinvested capital gains	338,300	872,746	633,547	862,963	377,682	556,947
Realized gain (loss)	(19,085)	10,321	418,145	424,123	87,239	110,249
Unrealized gain (loss)	1,281,605	(3,180,043)	3,810,370	(7,344,941)	1,855,606	(2,901,083)
Net increase (decrease) in contract owners' equity from operations	1,593,008	(2,322,299)	4,821,421	(6,100,071)	2,283,503	(2,244,660)
Equity transactions:
Contract purchase payments	295,060	357,858	351,471	403,327	132,555	146,982
Transfers (to) and from other subaccounts	(74,946)	(177,522)	(56,976)	(583,892)	246,367	(77,092)
Transfers (to) and from fixed dollar contract	(84,160)	(34,901)	(152,933)	(18,675)	(27,206)	(199,065)
Withdrawals, surrenders and death benefit payments	(845,976)	(589,999)	(949,823)	(785,173)	(315,852)	(87,425)
Surrender charges (note 2)	(4,512)	(35,247)	(2,567)	(5,081)	(3,033)	(307)
Lapse charges (note 2)	(37)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(410,809)	(479,810)	(583,384)	(580,054)	(168,821)	(164,932)
Net equity transactions	(1,125,380)	(959,621)	(1,394,212)	(1,569,548)	(135,990)	(381,839)
Net change in contract owners' equity	467,628	(3,281,920)	3,427,209	(7,669,619)	2,147,513	(2,626,499)
Contract owners' equity:
Beginning of period	11,940,816	15,222,736	15,496,047	23,165,666	6,546,581	9,173,080
End of period	$12,408,444	$11,940,816	$18,923,256	$15,496,047	$8,694,094	$6,546,581

Change in units:
Beginning units	209,139	225,031	356,265	388,611	204,376	214,193
Units purchased	9,676	11,659	17,339	17,093	15,266	11,492
Units redeemed	(28,092)	(27,551)	(44,336)	(49,439)	(18,414)	(21,309)
Ending units	190,723	209,139	329,268	356,265	201,228	204,376

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$43,466	$47,961	$13,424	$7,027	$(33,520)	$(51,417)
Reinvested capital gains	99,293	127,017	32,647	33,640	0	1,604,112
Realized gain (loss)	32,393	17,156	(37,683)	(16,685)	139,610	295,308
Unrealized gain (loss)	143,574	(418,837)	62,621	(405,860)	1,834,131	(5,203,432)
Net increase (decrease) in contract owners' equity from operations	318,726	(226,703)	71,009	(381,878)	1,940,221	(3,355,429)
Equity transactions:
Contract purchase payments	100,687	101,108	24,850	36,339	121,243	156,946
Transfers (to) and from other subaccounts	(324,070)	220,461	(81,949)	55,646	27,926	(84,746)
Transfers (to) and from fixed dollar contract	56,177	40,425	(2,222)	3,579	(23,957)	(2,079)
Withdrawals, surrenders and death benefit payments	(215,368)	(163,646)	(89,295)	(202,678)	(2,288,875)	(1,663,445)
Surrender charges (note 2)	(181)	(571)	(895)	(1,998)	0	(6)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(114,515)	(116,711)	(27,426)	(37,367)	(201,301)	(394,534)
Net equity transactions	(497,270)	81,066	(176,937)	(146,479)	(2,364,964)	(1,987,864)
Net change in contract owners' equity	(178,544)	(145,637)	(105,928)	(528,357)	(424,743)	(5,343,293)
Contract owners' equity:
Beginning of period	3,639,005	3,784,642	822,463	1,350,820	6,501,593	11,844,886
End of period	$3,460,461	$3,639,005	$716,535	$822,463	$6,076,850	$6,501,593

Change in units:
Beginning units	101,829	99,605	25,141	29,635	221,336	280,608
Units purchased	9,831	13,551	1,478	5,779	6,115	6,754
Units redeemed	(23,275)	(11,327)	(6,719)	(10,273)	(81,875)	(66,026)
Ending units	88,385	101,829	19,900	25,141	145,576	221,336

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$5,146	$8,418	$29,886	$12,063	$(12,322)	$(12,997)
Reinvested capital gains	79,445	321,950	0	77,928	0	486,279
Realized gain (loss)	71,769	98,406	84,106	102,617	27,197	30,411
Unrealized gain (loss)	492,085	(1,134,626)	192,006	(680,950)	954,701	(1,542,982)
Net increase (decrease) in contract owners' equity from operations	648,445	(705,852)	305,998	(488,342)	969,576	(1,039,289)
Equity transactions:
Contract purchase payments	62,765	99,150	73,118	83,880	54,833	44,825
Transfers (to) and from other subaccounts	13,780	(40,199)	(81,209)	(33,651)	139,745	(26,416)
Transfers (to) and from fixed dollar contract	(16,224)	(2,824)	16,037	50,231	(30,301)	(50,654)
Withdrawals, surrenders and death benefit payments	(204,597)	(171,554)	(193,695)	(116,086)	(25,866)	(27,644)
Surrender charges (note 2)	(16)	(4)	(5)	(6)	(25)	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(96,689)	(135,120)	(126,907)	(134,892)	(64,441)	(57,581)
Net equity transactions	(240,981)	(250,551)	(312,661)	(150,524)	73,945	(117,470)
Net change in contract owners' equity	407,464	(956,403)	(6,663)	(638,866)	1,043,521	(1,156,759)
Contract owners' equity:
Beginning of period	2,629,372	3,585,775	2,255,100	2,893,966	2,292,495	3,449,254
End of period	$3,036,836	$2,629,372	$2,248,437	$2,255,100	$3,336,016	$2,292,495

Change in units:
Beginning units	108,821	118,707	57,176	60,883	101,174	105,668
Units purchased	4,298	6,188	2,476	5,474	8,051	3,066
Units redeemed	(13,240)	(16,074)	(9,889)	(9,181)	(5,361)	(7,560)
Ending units	99,879	108,821	49,763	57,176	103,864	101,174

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$10,632	$13,010	$82,057	$36,097	$51,720	$63,625
Reinvested capital gains	73,458	279,349	0	165,853	0	0
Realized gain (loss)	72,951	48,473	106,469	106,732	80,287	27,412
Unrealized gain (loss)	399,944	(929,972)	566,434	(1,403,836)	307,560	(564,624)
Net increase (decrease) in contract owners' equity from operations	556,985	(589,140)	754,960	(1,095,154)	439,567	(473,587)
Equity transactions:
Contract purchase payments	59,072	80,474	167,602	175,652	149,091	164,787
Transfers (to) and from other subaccounts	(94,358)	(67,390)	34,919	(35,194)	(69,106)	(40,660)
Transfers (to) and from fixed dollar contract	(38,729)	(37,605)	(32,049)	(70,969)	(84,808)	(47,315)
Withdrawals, surrenders and death benefit payments	(80,205)	(43,907)	(154,046)	(160,386)	(233,821)	(146,153)
Surrender charges (note 2)	(10)	(330)	(17)	(297)	(1,438)	(384)
Lapse charges (note 2)	0	0	0	0	(30)	0
Cost of insurance and other administrative fees (note 2)	(68,362)	(68,660)	(151,572)	(152,345)	(151,877)	(147,889)
Net equity transactions	(222,592)	(137,418)	(135,163)	(243,539)	(391,989)	(217,614)
Net change in contract owners' equity	334,393	(726,558)	619,797	(1,338,693)	47,578	(691,201)
Contract owners' equity:
Beginning of period	2,233,956	2,960,514	5,207,259	6,545,952	4,405,449	5,096,650
End of period	$2,568,349	$2,233,956	$5,827,056	$5,207,259	$4,453,027	$4,405,449

Change in units:
Beginning units	134,601	142,332	149,680	155,727	114,958	120,342
Units purchased	9,629	7,525	12,888	8,331	8,274	9,039
Units redeemed	(20,955)	(15,256)	(16,001)	(14,378)	(17,368)	(14,423)
Ending units	123,275	134,601	146,567	149,680	105,864	114,958

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$9,864	$4,775	$6,787	$6,846	$(1,445)	$(1,474)
Reinvested capital gains	73,234	34,308	61,232	29,821	16,504	37,795
Realized gain (loss)	(1,165)	11,553	489	875	882	2,393
Unrealized gain (loss)	(20,314)	(82,135)	41,341	(95,135)	28,403	(90,519)
Net increase (decrease) in contract owners' equity from operations	61,619	(31,499)	109,849	(57,593)	44,344	(51,805)
Equity transactions:
Contract purchase payments	16,550	16,018	18,572	18,560	0	0
Transfers (to) and from other subaccounts	123,744	68,661	(6,560)	16,924	0	0
Transfers (to) and from fixed dollar contract	(1,736)	(129)	513	4,848	(425)	(69)
Withdrawals, surrenders and death benefit payments	(9,292)	(788)	(76,255)	(9,287)	0	(2,867)
Surrender charges (note 2)	0	(286)	(1,763)	0	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(13,734)	(11,000)	(19,559)	(19,228)	(11,601)	(10,330)
Net equity transactions	115,532	72,476	(85,052)	11,817	(12,026)	(13,266)
Net change in contract owners' equity	177,151	40,977	24,797	(45,776)	32,318	(65,071)
Contract owners' equity:
Beginning of period	397,385	356,408	789,812	835,588	179,603	244,674
End of period	$574,536	$397,385	$814,609	$789,812	$211,921	$179,603

Change in units:
Beginning units	12,206	9,986	26,662	26,197	3,688	3,949
Units purchased	6,703	4,521	1,232	1,801	0	0
Units redeemed	(3,339)	(2,301)	(3,823)	(1,336)	(222)	(261)
Ending units	15,570	12,206	24,071	26,662	3,466	3,688

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	ASVT - VT Discovery SMID Cap Growth Subaccount	ASVT - VT Discovery SMID Cap Growth Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF U.S. Real Estate Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,787)	$(3,012)	$9,570	$3,833	$22,855	$12,194
Reinvested capital gains	0	137,218	0	174,364	0	288,576
Realized gain (loss)	(4,862)	1,986	(24,669)	(4,177)	(43,175)	834
Unrealized gain (loss)	73,213	(362,664)	99,898	(447,340)	172,167	(735,451)
Net increase (decrease) in contract owners' equity from operations	65,564	(226,472)	84,799	(273,320)	151,847	(433,847)
Equity transactions:
Contract purchase payments	0	0	24,364	30,514	41,063	50,667
Transfers (to) and from other subaccounts	0	0	0	(50,698)	(5,447)	(5,119)
Transfers (to) and from fixed dollar contract	(856)	(8,454)	(7,862)	3,373	(1,862)	(26,731)
Withdrawals, surrenders and death benefit payments	(7,119)	(81)	(20,489)	(24,819)	(106,957)	(20,469)
Surrender charges (note 2)	0	0	0	(1)	(2,424)	(139)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(15,782)	(15,669)	(36,511)	(45,482)	(36,135)	(39,289)
Net equity transactions	(23,757)	(24,204)	(40,498)	(87,113)	(111,762)	(41,080)
Net change in contract owners' equity	41,807	(250,676)	44,301	(360,433)	40,085	(474,927)
Contract owners' equity:
Beginning of period	349,132	599,808	648,173	1,008,606	1,146,567	1,621,494
End of period	$390,939	$349,132	$692,474	$648,173	$1,186,652	$1,146,567

Change in units:
Beginning units	11,558	12,249	12,152	13,691	33,431	34,156
Units purchased	0	0	679	2,129	1,962	2,524
Units redeemed	(705)	(691)	(1,409)	(3,668)	(4,873)	(3,249)
Ending units	10,853	11,558	11,422	12,152	30,520	33,431

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - U.S. Equity Insights Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(6,828)	$(9,883)	$38,246	$26,050	$1,627	$2,683
Reinvested capital gains	0	1,198,036	265,611	291,686	0	4,568
Realized gain (loss)	(624,505)	(356,803)	(48,347)	(15,834)	(2,187)	(360)
Unrealized gain (loss)	1,330,506	(3,330,682)	97,741	(527,562)	178,618	(212,545)
Net increase (decrease) in contract owners' equity from operations	699,173	(2,499,332)	353,251	(225,660)	178,058	(205,654)
Equity transactions:
Contract purchase payments	96,807	105,606	74,339	80,598	16,384	17,149
Transfers (to) and from other subaccounts	(98,360)	(273,133)	(17,995)	12,216	0	0
Transfers (to) and from fixed dollar contract	(2,223)	11,723	(22,287)	2,763	(5,406)	6,954
Withdrawals, surrenders and death benefit payments	(49,401)	(18,324)	(147,144)	(64,325)	(44,751)	(9,398)
Surrender charges (note 2)	(2,146)	(157)	(518)	(96)	(2)	(5)
Lapse charges (note 2)	(28)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(89,324)	(90,051)	(118,192)	(119,543)	(25,665)	(24,624)
Net equity transactions	(144,675)	(264,336)	(231,797)	(88,387)	(59,440)	(9,924)
Net change in contract owners' equity	554,498	(2,763,668)	121,454	(314,047)	118,618	(215,578)
Contract owners' equity:
Beginning of period	1,543,148	4,306,816	2,975,319	3,289,366	809,273	1,024,851
End of period	$2,097,646	$1,543,148	$3,096,773	$2,975,319	$927,891	$809,273

Change in units:
Beginning units	41,023	45,270	107,510	110,461	24,900	25,120
Units purchased	5,633	2,891	4,507	7,481	925	1,124
Units redeemed	(8,778)	(7,138)	(12,261)	(10,432)	(2,593)	(1,344)
Ending units	37,878	41,023	99,756	107,510	23,232	24,900

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount	GSVS - Large Cap Value Subaccount	GSVS - Large Cap Value Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - U.S. Equity Insights Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(6,495)	$(7,018)	$3,464	$2,373	$108	$177
Reinvested capital gains	51,794	212,157	26,548	26,011	0	117
Realized gain (loss)	(34,667)	(33,596)	(1,105)	(484)	(34)	(783)
Unrealized gain (loss)	389,028	(706,413)	5,285	(37,309)	4,956	(5,121)
Net increase (decrease) in contract owners' equity from operations	399,660	(534,870)	34,192	(9,409)	5,030	(5,610)
Equity transactions:
Contract purchase payments	21,061	21,677	22,524	16,210	1,336	1,365
Transfers (to) and from other subaccounts	52,601	0	0	69,449	0	(1,446)
Transfers (to) and from fixed dollar contract	(2,923)	2,688	1,932	2,010	0	(7,977)
Withdrawals, surrenders and death benefit payments	(80,993)	(81,475)	(1,423)	0	0	(27)
Surrender charges (note 2)	0	(7)	(848)	0	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(33,687)	(38,138)	(6,925)	(5,153)	(442)	(470)
Net equity transactions	(43,941)	(95,255)	15,260	82,516	894	(8,555)
Net change in contract owners' equity	355,719	(630,125)	49,452	73,107	5,924	(14,165)
Contract owners' equity:
Beginning of period	1,013,933	1,644,058	266,309	193,202	20,806	34,971
End of period	$1,369,652	$1,013,933	$315,761	$266,309	$26,730	$20,806

Change in units:
Beginning units	30,420	33,039	8,806	5,924	478	638
Units purchased	2,201	1,621	843	3,183	31	86
Units redeemed	(3,454)	(4,240)	(316)	(301)	(9)	(246)
Ending units	29,167	30,420	9,333	8,806	500	478

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	GSVS - Strategic Growth Subaccount	GSVS - Strategic Growth Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - U.S. Small Cap Equity Select Subaccount	LAZS - U.S. Small Cap Equity Select Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(868)	$(731)	$165,039	$113,810	$(8,849)	$(10,477)
Reinvested capital gains	9,246	19,506	0	0	0	743,944
Realized gain (loss)	(1,057)	(2,067)	(38,068)	(24,530)	(92,183)	(9,165)
Unrealized gain (loss)	42,599	(68,167)	606,934	(753,949)	346,995	(1,243,888)
Net increase (decrease) in contract owners' equity from operations	49,920	(51,459)	733,905	(664,669)	245,963	(519,586)
Equity transactions:
Contract purchase payments	19,155	8,571	145,505	157,812	80,771	84,289
Transfers (to) and from other subaccounts	90,159	0	(165,860)	(60,045)	(4,667)	(50,715)
Transfers (to) and from fixed dollar contract	254	(7,351)	(16,649)	(13,682)	36,089	87
Withdrawals, surrenders and death benefit payments	0	(265)	(328,410)	(73,276)	(187,358)	(101,952)
Surrender charges (note 2)	0	(1,350)	(2,251)	(1,796)	(148)	(414)
Lapse charges (note 2)	0	0	(30)	0	0	0
Cost of insurance and other administrative fees (note 2)	(5,493)	(4,036)	(154,429)	(155,756)	(82,457)	(91,124)
Net equity transactions	104,075	(4,431)	(522,124)	(146,743)	(157,770)	(159,829)
Net change in contract owners' equity	153,995	(55,890)	211,781	(811,412)	88,193	(679,415)
Contract owners' equity:
Beginning of period	99,845	155,735	3,572,266	4,383,678	2,663,660	3,343,075
End of period	$253,840	$99,845	$3,784,047	$3,572,266	$2,751,853	$2,663,660

Change in units:
Beginning units	1,992	2,076	97,866	101,185	50,690	53,348
Units purchased	1,699	189	14,883	7,557	3,738	3,222
Units redeemed	(89)	(273)	(27,330)	(10,876)	(6,476)	(5,880)
Ending units	3,602	1,992	85,419	97,866	47,952	50,690

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)
	2023	2022	2023	2022	12-08-2023 to 12-31-2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,638	$16,068	$(4,821)	$(4,680)	$(1,281)
Reinvested capital gains	0	55,335	0	0	0
Realized gain (loss)	(7,402)	(22,011)	78,203	45,061	(114)
Unrealized gain (loss)	76,888	(122,732)	288,530	(498,754)	152,901
Net increase (decrease) in contract owners' equity from operations	74,124	(73,340)	361,912	(458,373)	151,506
Equity transactions:
Contract purchase payments	24,118	27,951	23,784	25,059	5,609
Transfers (to) and from other subaccounts	(12,732)	37,625	(71,214)	(95,996)	4,015,679
Transfers (to) and from fixed dollar contract	3,596	1,469	(14,174)	15,253	(570)
Withdrawals, surrenders and death benefit payments	(37,426)	(28,938)	(19,993)	(17)	(34,052)
Surrender charges (note 2)	(2)	(171)	(1,839)	0	0
Lapse charges (note 2)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(15,677)	(18,129)	(30,856)	(31,040)	(11,162)
Net equity transactions	(38,123)	19,807	(114,292)	(86,741)	3,975,504
Net change in contract owners' equity	36,001	(53,533)	247,620	(545,114)	4,127,010
Contract owners' equity:
Beginning of period	492,151	545,684	714,558	1,259,672	0
End of period	$528,152	$492,151	$962,178	$714,558	$4,127,010

Change in units:
Beginning units	36,591	34,225	12,539	13,636	0
Units purchased	2,215	12,911	1,795	785	58,318
Units redeemed	(4,666)	(10,545)	(3,208)	(1,882)	(743)
Ending units	34,140	36,591	11,126	12,539	57,575

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$6,130	$211	$105,975	$22,222	$(2,660)	$(2,555)
Reinvested capital gains	5,454	136,316	354,884	614,784	0	222,854
Realized gain (loss)	(14,614)	4,892	(3,814)	80,585	(93,071)	(49,266)
Unrealized gain (loss)	76,827	(297,539)	(83,294)	(1,118,573)	176,449	(433,390)
Net increase (decrease) in contract owners' equity from operations	73,797	(156,120)	373,751	(400,982)	80,718	(262,357)
Equity transactions:
Contract purchase payments	19,222	22,112	83,365	100,196	31,790	35,431
Transfers (to) and from other subaccounts	(43,184)	13,636	(46,665)	(16,767)	(12,886)	(76,062)
Transfers (to) and from fixed dollar contract	17,772	684	(105,871)	46,117	8,860	(1,262)
Withdrawals, surrenders and death benefit payments	(20,880)	(56,329)	(365,322)	(161,861)	(16,146)	(6,875)
Surrender charges (note 2)	0	0	(470)	(106)	0	(1,081)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(16,789)	(18,497)	(126,843)	(135,243)	(22,744)	(24,075)
Net equity transactions	(43,859)	(38,394)	(561,806)	(167,664)	(11,126)	(73,924)
Net change in contract owners' equity	29,938	(194,514)	(188,055)	(568,646)	69,592	(336,281)
Contract owners' equity:
Beginning of period	632,953	827,467	4,124,633	4,693,279	572,889	909,170
End of period	$662,891	$632,953	$3,936,578	$4,124,633	$642,481	$572,889

Change in units:
Beginning units	14,422	15,093	64,018	66,404	13,513	14,901
Units purchased	1,161	1,940	3,296	4,951	2,960	1,137
Units redeemed	(2,128)	(2,611)	(11,814)	(7,337)	(3,110)	(2,525)
Ending units	13,455	14,422	55,500	64,018	13,363	13,513

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(5,561)	$(5,178)	$47,065	$35,292	$(2,290)	$(2,193)
Reinvested capital gains	22,686	215,755	140,563	285,531	23,820	42,015
Realized gain (loss)	(56,141)	(24,995)	(10,899)	53,160	713	1,002
Unrealized gain (loss)	303,004	(718,804)	124,156	(753,901)	49,211	(113,345)
Net increase (decrease) in contract owners' equity from operations	263,988	(533,222)	300,885	(379,918)	71,454	(72,521)
Equity transactions:
Contract purchase payments	43,758	42,713	181,243	185,572	2,655	3,793
Transfers (to) and from other subaccounts	129,455	(82,084)	(60,065)	1,999	161,848	0
Transfers (to) and from fixed dollar contract	(4,529)	2,930	38,387	(412,953)	(8,704)	(94)
Withdrawals, surrenders and death benefit payments	(115,139)	(13,333)	(119,820)	(44,607)	(7,264)	(5,297)
Surrender charges (note 2)	(1,630)	(266)	(159)	(9)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(33,970)	(35,300)	(101,643)	(106,668)	(12,206)	(11,390)
Net equity transactions	17,945	(85,340)	(62,057)	(376,666)	136,329	(12,988)
Net change in contract owners' equity	281,933	(618,562)	238,828	(756,584)	207,783	(85,509)
Contract owners' equity:
Beginning of period	1,257,596	1,876,158	3,111,491	3,868,075	278,708	364,217
End of period	$1,539,529	$1,257,596	$3,350,319	$3,111,491	$486,491	$278,708

Change in units:
Beginning units	42,419	44,727	109,289	121,586	12,753	13,325
Units purchased	6,595	1,924	9,225	8,173	6,801	177
Units redeemed	(5,767)	(4,232)	(10,947)	(20,470)	(1,425)	(749)
Ending units	43,247	42,419	107,567	109,289	18,129	12,753

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount	PVIA - Total Return Subaccount	PVIA - Total Return Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$76,277	$191,233	$97,574	$77,855	$24,280	$16,299
Reinvested capital gains	0	0	0	0	13,070	18,413
Realized gain (loss)	(38,041)	(20,304)	(117,531)	(137,114)	(63,928)	(89,445)
Unrealized gain (loss)	52,330	(535,475)	181,371	(530,270)	86,351	(116,981)
Net increase (decrease) in contract owners' equity from operations	90,566	(364,546)	161,414	(589,529)	59,773	(171,714)
Equity transactions:
Contract purchase payments	234,528	237,224	157,170	169,203	60,830	64,267
Transfers (to) and from other subaccounts	18,019	79,051	(60,484)	(168,521)	3,318	(137,490)
Transfers (to) and from fixed dollar contract	797	(24,288)	35,946	(71,486)	28,962	(225,003)
Withdrawals, surrenders and death benefit payments	(120,095)	(194,542)	(191,835)	(241,768)	(50,165)	(42,566)
Surrender charges (note 2)	(424)	(26)	(455)	(322)	0	(86)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(137,304)	(144,229)	(182,572)	(183,276)	(66,836)	(69,158)
Net equity transactions	(4,479)	(46,810)	(242,230)	(496,170)	(23,891)	(410,036)
Net change in contract owners' equity	86,087	(411,356)	(80,816)	(1,085,699)	35,882	(581,750)
Contract owners' equity:
Beginning of period	2,617,469	3,028,825	3,060,697	4,146,396	1,203,929	1,785,679
End of period	$2,703,556	$2,617,469	$2,979,881	$3,060,697	$1,239,811	$1,203,929

Change in units:
Beginning units	133,277	134,866	165,788	191,037	66,655	87,328
Units purchased	15,433	27,108	17,518	17,178	13,669	5,738
Units redeemed	(14,911)	(28,697)	(29,804)	(42,427)	(14,627)	(26,411)
Ending units	133,799	133,277	153,502	165,788	65,697	66,655

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	PVIA - Commodity Real Return® Strategy Subaccount	PVIA - Commodity Real Return® Strategy Subaccount	CALI - VP S&P 500 Index Subaccount	CALI - VP S&P 500 Index Subaccount	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$71,593	$137,749	$826	$632	$458	$(68)
Reinvested capital gains	0	0	6,640	9,886	64,708	210,422
Realized gain (loss)	(87,016)	(4,852)	1,557	1,880	(11,488)	(7,740)
Unrealized gain (loss)	(28,463)	(124,815)	20,128	(41,395)	84,919	(358,787)
Net increase (decrease) in contract owners' equity from operations	(43,886)	8,082	29,151	(28,997)	138,597	(156,173)
Equity transactions:
Contract purchase payments	10,132	11,995	0	0	24,797	25,540
Transfers (to) and from other subaccounts	(202,883)	479,192	0	0	20,739	0
Transfers (to) and from fixed dollar contract	(23,393)	(94,693)	(621)	(685)	(4,707)	(524)
Withdrawals, surrenders and death benefit payments	(29,999)	(141,184)	(4)	(3)	(1,788)	(1,768)
Surrender charges (note 2)	(170)	0	0	0	0	(295)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(19,255)	(25,635)	(5,446)	(5,493)	(18,424)	(18,146)
Net equity transactions	(265,568)	229,675	(6,071)	(6,181)	20,617	4,807
Net change in contract owners' equity	(309,454)	237,757	23,080	(35,178)	159,214	(151,366)
Contract owners' equity:
Beginning of period	644,912	407,155	119,755	154,933	687,952	839,318
End of period	$335,458	$644,912	$142,835	$119,755	$847,166	$687,952

Change in units:
Beginning units	52,030	35,413	4,206	4,411	15,071	14,919
Units purchased	2,687	36,510	0	0	1,080	674
Units redeemed	(25,127)	(19,893)	(192)	(205)	(656)	(522)
Ending units	29,590	52,030	4,014	4,206	15,495	15,071

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$23,374	$225	$(8,742)	$(9,426)	$(1,865)	$6,247
Reinvested capital gains	454,187	88,406	0	870,188	432	63,257
Realized gain (loss)	37,791	(24,517)	(66,962)	33,796	(10,493)	(3,560)
Unrealized gain (loss)	666,187	(613,984)	552,152	(1,724,195)	104,438	(191,283)
Net increase (decrease) in contract owners' equity from operations	1,181,539	(549,870)	476,448	(829,637)	92,512	(125,339)
Equity transactions:
Contract purchase payments	134,601	155,737	94,885	102,662	22,091	28,955
Transfers (to) and from other subaccounts	81,459	(48,923)	(37,255)	(101,788)	(23,178)	24,271
Transfers (to) and from fixed dollar contract	(90,152)	71,241	(48,887)	(36,035)	(16,482)	(822)
Withdrawals, surrenders and death benefit payments	(365,308)	(215,102)	(86,879)	(76,905)	(17,600)	(7,071)
Surrender charges (note 2)	(1,671)	(615)	(1,576)	(2,551)	(760)	(1,677)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(173,763)	(171,731)	(94,088)	(98,278)	(18,946)	(18,106)
Net equity transactions	(414,834)	(209,393)	(173,800)	(212,895)	(54,875)	25,550
Net change in contract owners' equity	766,705	(759,263)	302,648	(1,042,532)	37,637	(99,789)
Contract owners' equity:
Beginning of period	4,942,659	5,701,922	2,680,662	3,723,194	549,106	648,895
End of period	$5,709,364	$4,942,659	$2,983,310	$2,680,662	$586,743	$549,106

Change in units:
Beginning units	111,081	115,497	68,114	72,834	40,297	38,520
Units purchased	12,270	8,694	3,885	4,506	2,400	4,714
Units redeemed	(20,694)	(13,110)	(7,704)	(9,226)	(5,892)	(2,937)
Ending units	102,657	111,081	64,295	68,114	36,805	40,297

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$33	$(619)	$134,137	$133,979	$(2,417)	$(2,231)
Reinvested capital gains	6,837	20,439	176,828	59,552	0	281,213
Realized gain (loss)	455	9,051	(22,186)	(598)	(47,591)	(8,671)
Unrealized gain (loss)	8,284	(49,027)	(66,108)	(382,378)	246,139	(578,120)
Net increase (decrease) in contract owners' equity from operations	15,609	(20,156)	222,671	(189,445)	196,131	(307,809)
Equity transactions:
Contract purchase payments	5,422	6,179	77,027	83,836	13,268	14,319
Transfers (to) and from other subaccounts	0	(29,417)	41,630	15,575	33,447	13,685
Transfers (to) and from fixed dollar contract	(523)	6	(25,330)	(9,962)	5,274	6,373
Withdrawals, surrenders and death benefit payments	(4,695)	(9,541)	(211,262)	(124,839)	(79,080)	6
Surrender charges (note 2)	(136)	0	(1,347)	(14)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(5,519)	(7,274)	(120,510)	(117,954)	(18,872)	(15,971)
Net equity transactions	(5,451)	(40,047)	(239,792)	(153,358)	(45,963)	18,412
Net change in contract owners' equity	10,158	(60,203)	(17,121)	(342,803)	150,168	(289,397)
Contract owners' equity:
Beginning of period	156,713	216,916	2,893,720	3,236,523	477,457	766,854
End of period	$166,871	$156,713	$2,876,599	$2,893,720	$627,625	$477,457

Change in units:
Beginning units	7,160	8,858	132,875	139,437	17,514	16,765
Units purchased	290	325	9,032	8,673	1,641	1,374
Units redeemed	(511)	(2,023)	(19,395)	(15,235)	(3,022)	(625)
Ending units	6,939	7,160	122,512	132,875	16,133	17,514

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$24,318	$21,394	$9,231	$5,164	$(621)	$(343)
Reinvested capital gains	0	0	12,213	2,246	0	37,990
Realized gain (loss)	(999)	(8,543)	(230)	(116)	(6,573)	(1,026)
Unrealized gain (loss)	131,780	(83,099)	(4,968)	(10,336)	41,817	(76,300)
Net increase (decrease) in contract owners' equity from operations	155,099	(70,248)	16,246	(3,042)	34,623	(39,679)
Equity transactions:
Contract purchase payments	33,374	39,042	19,973	13,235	3,733	3,733
Transfers (to) and from other subaccounts	(22,526)	5,580	0	67,164	87,433	0
Transfers (to) and from fixed dollar contract	(15,806)	(7,170)	0	0	(12,113)	255
Withdrawals, surrenders and death benefit payments	(36,242)	(2,860)	0	0	0	0
Surrender charges (note 2)	(2)	0	0	0	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(43,231)	(38,023)	(5,207)	(3,388)	(3,952)	(2,441)
Net equity transactions	(84,433)	(3,431)	14,766	77,011	75,101	1,547
Net change in contract owners' equity	70,666	(73,679)	31,012	73,969	109,724	(38,132)
Contract owners' equity:
Beginning of period	787,318	860,997	188,721	114,752	59,531	97,663
End of period	$857,984	$787,318	$219,733	$188,721	$169,255	$59,531

Change in units:
Beginning units	65,144	65,333	7,289	4,153	1,690	1,646
Units purchased	5,250	6,862	785	3,354	2,057	113
Units redeemed	(11,166)	(7,051)	(197)	(218)	(385)	(69)
Ending units	59,228	65,144	7,877	7,289	3,362	1,690

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,378	$3,595	$662	$828	$(2,088)	$(3,258)
Reinvested capital gains	0	0	1,275	7,913	0	117,562
Realized gain (loss)	(32)	85	(4,031)	(3,437)	(77,461)	(72,043)
Unrealized gain (loss)	24,004	(13,814)	12,555	(21,264)	160,098	(397,865)
Net increase (decrease) in contract owners' equity from operations	28,350	(10,134)	10,461	(15,960)	80,549	(355,604)
Equity transactions:
Contract purchase payments	10,026	13,880	3,991	4,036	34,359	60,703
Transfers (to) and from other subaccounts	11,690	0	0	0	(146,453)	(110,827)
Transfers (to) and from fixed dollar contract	(560)	(6,458)	(1,297)	20	529	5,654
Withdrawals, surrenders and death benefit payments	0	(8,242)	(7,504)	(41,234)	(70,333)	(36,377)
Surrender charges (note 2)	0	(995)	(147)	0	0	(2,628)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(4,367)	(3,800)	(3,323)	(3,385)	(18,096)	(26,275)
Net equity transactions	16,789	(5,615)	(8,280)	(40,563)	(199,994)	(109,750)
Net change in contract owners' equity	45,139	(15,749)	2,181	(56,523)	(119,445)	(465,354)
Contract owners' equity:
Beginning of period	134,729	150,478	80,553	137,076	687,865	1,153,219
End of period	$179,868	$134,729	$82,734	$80,553	$568,420	$687,865

Change in units:
Beginning units	8,615	8,810	3,358	4,754	18,858	21,885
Units purchased	1,326	1,000	179	187	1,214	2,380
Units redeemed	(340)	(1,195)	(506)	(1,583)	(6,403)	(5,407)
Ending units	9,601	8,615	3,031	3,358	13,669	18,858

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$12,439	$6,382	$2,464	$2,762	$16,220	$15,538
Reinvested capital gains	7,561	19,234	1,600	11,219	26,725	60,804
Realized gain (loss)	(4,220)	(3,320)	(994)	(15,336)	(17,672)	(11,166)
Unrealized gain (loss)	27,026	(97,419)	11,859	(32,774)	116,573	(261,015)
Net increase (decrease) in contract owners' equity from operations	42,806	(75,123)	14,929	(34,129)	141,846	(195,839)
Equity transactions:
Contract purchase payments	13,195	13,101	13,122	18,172	41,033	42,728
Transfers (to) and from other subaccounts	91,382	(15,908)	0	0	0	1,417
Transfers (to) and from fixed dollar contract	9,485	(2,321)	823	263	380	806
Withdrawals, surrenders and death benefit payments	(72)	0	0	(102,092)	(233,683)	(21,591)
Surrender charges (note 2)	0	0	0	(170)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(27,407)	(22,510)	(5,957)	(12,941)	(41,301)	(42,673)
Net equity transactions	86,583	(27,638)	7,988	(96,768)	(233,571)	(19,313)
Net change in contract owners' equity	129,389	(102,761)	22,917	(130,897)	(91,725)	(215,152)
Contract owners' equity:
Beginning of period	536,213	638,974	146,658	277,555	1,260,799	1,475,951
End of period	$665,602	$536,213	$169,575	$146,658	$1,169,074	$1,260,799

Change in units:
Beginning units	40,049	41,771	8,749	14,374	60,045	60,780
Units purchased	8,412	3,221	889	1,152	2,428	5,843
Units redeemed	(2,019)	(4,943)	(423)	(6,777)	(12,754)	(6,578)
Ending units	46,442	40,049	9,215	8,749	49,719	60,045

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$47,547	$39,757	$20,047	$18,443	$15,896	$13,404
Reinvested capital gains	82,289	142,096	28,562	50,461	0	96,689
Realized gain (loss)	8,564	23,540	21,720	41,983	(46,938)	(21,816)
Unrealized gain (loss)	348,885	(748,284)	153,457	(322,179)	163,200	(296,996)
Net increase (decrease) in contract owners' equity from operations	487,285	(542,891)	223,786	(211,292)	132,158	(208,719)
Equity transactions:
Contract purchase payments	111,385	115,265	49,770	50,255	41,242	46,153
Transfers (to) and from other subaccounts	0	17,521	(34,974)	(33,497)	(95,371)	(7,383)
Transfers (to) and from fixed dollar contract	(86,321)	(83,000)	(403)	(49,330)	4,408	36,253
Withdrawals, surrenders and death benefit payments	(62,409)	(111,026)	(102,078)	(88,245)	(125,090)	(56,544)
Surrender charges (note 2)	(2,274)	(1,895)	(9,576)	(3,171)	(7)	(515)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(97,206)	(93,068)	(23,673)	(26,404)	(55,926)	(58,527)
Net equity transactions	(136,825)	(156,203)	(120,934)	(150,392)	(230,744)	(40,563)
Net change in contract owners' equity	350,460	(699,094)	102,852	(361,684)	(98,586)	(249,282)
Contract owners' equity:
Beginning of period	3,367,587	4,066,681	1,368,660	1,730,344	1,123,627	1,372,909
End of period	$3,718,047	$3,367,587	$1,471,512	$1,368,660	$1,025,041	$1,123,627

Change in units:
Beginning units	134,062	139,394	48,994	53,381	54,125	55,966
Units purchased	10,127	8,376	2,886	2,853	2,362	4,466
Units redeemed	(14,821)	(13,708)	(6,473)	(7,240)	(12,826)	(6,307)
Ending units	129,368	134,062	45,407	48,994	43,661	54,125

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount
	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$17,509	$8,322	$(12,795)	$(15,100)
Reinvested capital gains	0	0	162,333	395,179
Realized gain (loss)	(573)	25,257	(184,056)	(224,405)
Unrealized gain (loss)	(22,947)	35,888	981,762	(1,507,138)
Net increase (decrease) in contract owners' equity from operations	(6,011)	69,467	947,244	(1,351,464)
Equity transactions:
Contract purchase payments	20,718	22,881	105,616	122,855
Transfers (to) and from other subaccounts	(63,856)	418,438	8,668	(391,299)
Transfers (to) and from fixed dollar contract	(40,811)	4,126	(33,472)	49,330
Withdrawals, surrenders and death benefit payments	(13,797)	(138,448)	(239,961)	(167,992)
Surrender charges (note 2)	0	(1,810)	(4,595)	(3,791)
Lapse charges (note 2)	0	0	(31)	0
Cost of insurance and other administrative fees (note 2)	(22,558)	(18,736)	(99,604)	(105,315)
Net equity transactions	(120,304)	286,451	(263,379)	(496,212)
Net change in contract owners' equity	(126,315)	355,918	683,865	(1,847,676)
Contract owners' equity:
Beginning of period	765,545	409,627	2,574,854	4,422,530
End of period	$639,230	$765,545	$3,258,719	$2,574,854

Change in units:
Beginning units	58,933	36,863	48,559	56,425
Units purchased	15,096	40,625	4,618	4,124
Units redeemed	(25,226)	(18,555)	(8,654)	(11,990)
Ending units	48,803	58,933	44,523	48,559

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Notes to Financial Statements	December 31, 2023

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

AuguStar℠ Variable Account R (formerly Ohio National Variable Account R) (the “Account”) is a separate account of AuguStar℠ Life Assurance Corporation (“ALAC”). The Account is established as a funding vehicle for ALAC’s variable universal life (“VUL”) insurance policies and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

ALAC (formerly Ohio National Life Assurance Corporation) is a wholly owned subsidiary of AuguStar℠ Life Insurance Company (formerly The Ohio National Life Insurance Company) (“ALIC”). ALIC is a stock life insurance company wholly owned by Constellation Insurance, Inc. (formerly Ohio National Financial Services, Inc.) (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (formerly Ohio National Holdings, Inc. and Ohio National Mutual Holdings, Inc.), a stock holding company organized under Ohio insurance laws. In 1998, ALIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc. (formerly Ohio National Fund, Inc.): AVIP Bond, AVIP BlackRock Balanced Allocation, AVIP BlackRock Advantage International Equity, AVIP Fidelity Institutional AM® Equity Growth, AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP S&P 500® Index, AVIP BlackRock Advantage Large Cap Value, AVIP Federated High Income Bond, AVIP Nasdaq-100® Index, AVIP BlackRock Advantage Large Cap Core, AVIP BlackRock Advantage Small Cap Growth, AVIP S&P MidCap 400® Index, and AVIP BlackRock Advantage Large Cap Growth

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Allspring Variable Trust: VT Opportunity and VT Discovery SMID Cap Growth

Morgan Stanley Variable Insurance Fund, Inc. – Class I: VIF U.S. Real Estate

Morgan Stanley Variable Insurance Fund, Inc. – Class II: VIF U.S. Real Estate and VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, US Small Cap Equity Select, and International Equity

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Blend and PSF PGIM Jennison Growth

Lincoln Variable Insurance Products Trust- Standard Class: LVIP JPMorgan Small Cap Core and LVIP JPMorgan Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Total Return, Global Bond Opportunities, and CommodityRealReturn® Strategy

Calvert Variable Products, Inc.: VP S&P 500 Index

BNY Mellon Variable Investment Fund - Service Class: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. EQV International Growth Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin DynaTech VIP, Templeton Foreign VIP, and Franklin Allocation VIP

Federated Hermes Insurance Series: Kaufmann Fund II Service Shares

ALPS Variable Investors Trust - Class II: Morningstar Conservative ETF Asset Allocation, Morningstar Income & Growth ETF Asset Allocation, Morningstar Balanced ETF Asset Allocation, Morningstar Growth ETF Asset Allocation, and Morningstar Aggressive Growth ETF Asset Allocation

Ivy Variable Insurance Portfolios: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of CII, performs investment advisory services on behalf of AuguStar℠ Variable Insurance Products Fund, Inc., in which the Account invests. For these services, ONI recorded advisory fees of approximately $58.9 million and $53.3 million from AuguStar℠ Variable Insurance Products Fund, Inc. for the periods ended December 31, 2023 and 2022, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of ALAC. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ALAC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2023.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Subsequent Events

The Account has evaluated for subsequent events through the date these financial statements were issued, and there are no events that require financial statement disclosure or adjustments to the financial statements.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ALAC assumes the expense risk and the mortality risk of the policies. ALAC charges the Accounts' assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ALAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ALAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by ALAC and represents an expense of ALAC rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ALAC amounted to $305,375 and $346,669 for the periods ended December 31, 2023 and 20212, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. The charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charges.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $7,612 and $2,647 for the periods ended December 31, 2023 and 2022 respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $72,103 and $92,924 for the periods ended December 31, 2023 and 2022 respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are also assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

The following basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%
Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%
Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000). Additional fees may be charged if surrender is within the first year of policy.	$7.32 to $60.00
Transfer Fees - per transfer
(Currently no charge for the first 4 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount.	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables. (per $1,000)	$0.00008 to $83.33
Maintenance Fee
Deducted monthly.	$5 to $10
Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.05
Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01
Stated amount of the guarantee to maturity (per $1,000)	$0.01 to $0.03
Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.01 to $83.33
Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.01 to $83.33
Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.01 to $83.33
Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44
Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90

Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured's sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. There may be an administrative charge if permitted under state law.	$100
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.02 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1.00)	$0.01 to $0.18
Preferred Loan Rider
Deducted monthly. Allows a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 0.20% of Accumulation Value (annualized).	0.20%
Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part of your policy. (per $1,000)	$0.00008 to $83.33
Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.00008 to $83.33
Single Term Life Rider
Deducted monthly. Allows the purchase of additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33
Family Split Option Rider
Deducted monthly. Enables the dividing of a policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005
Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.01 to $0.59

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ALAC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ALAC does not provide income taxes within the Account.

(4)	Fund Replacements and Other Significant Transactions

Effective December 8, 2023, PSF PGIM Jennison Focused Blend of The Prudential Series Fund, Inc. - Class II merged into PSF PGIM Jennison Blend of The Prudential Series Fund, Inc. - Class II.

Effective April 28, 2023, Small Cap Core of J.P. Morgan Insurance Trust - Class I merged into LVIP JPMorgan Small Cap Core of Lincoln Variable Insurance Products Trust - Standard Class.

Effective April 28, 2023, Mid Cap Value of J.P. Morgan Insurance Trust - Class I merged into LVIP JPMorgan Mid Cap Value of Lincoln Variable Insurance Products Trust - Standard Class.

Effective July 28, 2023, VIF Core Plus Fixed Income of the Morgan Stanley Variable Insurance Fund, Inc. - Class II liquidated. The value on the day of liquidation was redeemed and subscriptions of equal value were made to the VIP Government Money Market of the Fidelity® Variable Insurance Products Fund - Service Class.

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in investment companies that have a readily determinable fair value and are valued at Net Asset Value (“NAV”).
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 40 Act mutual funds, which have readily determinable fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

	Purchases	Sales
AVIP - AVIP Bond Subaccount	$398,832	$454,549
AVIP - AVIP BlackRock Balanced Allocation Subaccount	544,042	3,599,999
AVIP - AVIP BlackRock Advantage International Equity Subaccount	914,245	1,172,314
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	866,904	1,033,848
AVIP - AVIP AB Small Cap Subaccount	357,838	1,625,001
AVIP - AVIP AB Mid Cap Core Subaccount	370,480	1,240,908
AVIP - AVIP S&P 500® Index Subaccount	3,566,271	6,043,973
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	146,812	357,197
AVIP - AVIP Federated High Income Bond Subaccount	353,393	400,839
AVIP - AVIP Nasdaq-100® Index Subaccount	1,528,004	769,386
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	1,774,347	4,147,206
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	126,311	359,065
AVIP - AVIP S&P MidCap 400® Index Subaccount	78,760	297,298
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	324,959	40,549
FIDS - VIP Government Money Market Subaccount	4,550,957	5,192,568
FID2 - VIP Mid Cap Subaccount	925,579	1,720,471
FID2 - VIP Contrafund® Subaccount	1,518,910	2,320,216
FID2 - VIP Growth Subaccount	934,244	729,576
FID2 - VIP Equity-Income Subaccount	505,136	859,647
FID2 - VIP Real Estate Subaccount	95,278	226,144
JASI - Janus Henderson Research Subaccount	221,985	2,620,469
JASI - Janus Henderson Global Research Subaccount	221,794	378,184
JASI - Janus Henderson Balanced Subaccount	150,455	433,230
JASS - Janus Henderson Research Subaccount	225,017	163,394
JASS - Janus Henderson Global Research Subaccount	262,404	400,906
JASS - Janus Henderson Balanced Subaccount	555,048	608,154
JASS - Janus Henderson Overseas Subaccount	377,202	717,471
LEGI - ClearBridge Variable Dividend Strategy Subaccount	293,056	94,426
LEGI - ClearBridge Variable Large Cap Value Subaccount	106,874	123,907
ASVT - VT Opportunity Subaccount	16,504	13,471
ASVT - VT Discovery SMID Cap Growth Subaccount	0	26,544
MSVI - VIF U.S. Real Estate Subaccount	52,235	83,163
MSV2 - VIF U.S. Real Estate Subaccount	83,938	172,845
MSV2 - VIF Growth Subaccount	254,011	405,514
GSVI - Large Cap Value Subaccount	437,403	365,343
GSVI - U.S. Equity Insights Subaccount	37,243	95,056
GSVI - Strategic Growth Subaccount	139,618	138,260
GSVS - Large Cap Value Subaccount	56,120	10,848
GSVS - U.S. Equity Insights Subaccount	1,451	449
GSVS - Strategic Growth Subaccount	118,814	6,361
LAZS - Emerging Markets Equity Subaccount	751,475	1,108,560
LAZS - U.S. Small Cap Equity Select Subaccount	185,584	352,203
LAZS - International Equity Subaccount	36,970	70,455
PRS2 - PSF PGIM Jennison Growth Subaccount	130,006	249,119
PRS2 - PSF PGIM Jennison Blend Subaccount	4,020,719	46,496
LINC - LVIP JPMorgan Small Cap Core Subaccount	64,591	96,866
LINC - LVIP JPMorgan Mid Cap Value Subaccount	681,217	782,164
MFSI - New Discovery Subaccount	131,000	144,786
MFSI - Mid Cap Growth Subaccount	229,544	194,474
MFSI - Total Return Subaccount	455,120	329,549
MFS2 - Massachusetts Investors Growth Stock Subaccount	194,731	36,872
PVIA - Real Return Subaccount	372,339	300,541
PVIA - Total Return Subaccount	423,684	568,340
PVIA - Global Bond Opportunities Subaccount	283,527	270,068
PVIA - CommodityRealReturn® Strategy Subaccount	104,273	298,248
CALI - VP S&P 500 Index Subaccount	8,439	7,044
BNYS - Appreciation Subaccount	121,462	35,679
ROYI - Small-Cap Subaccount	1,077,716	1,014,989
ROYI - Micro-Cap Subaccount	149,707	332,249
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	33,700	90,008
NBAS - AMT Mid Cap Intrinsic Value Subaccount	13,726	12,307

	Purchases	Sales
FRT2 - Franklin Income VIP Subaccount	$517,269	$446,096
FRT2 - Franklin DynaTech VIP Subaccount	53,433	101,813
FRT2 - Templeton Foreign VIP Subaccount	95,480	155,595
FRT4 - Franklin Income VIP Subaccount	42,098	5,888
FRT4 - Franklin DynaTech VIP Subaccount	91,809	17,329
FRT4 - Templeton Foreign VIP Subaccount	27,345	6,178
FRT4 - Franklin Allocation VIP Subaccount	6,611	12,954
FEDS - Kaufmann Fund II Service Shares Subaccount	42,634	244,716
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	136,829	30,246
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	20,372	8,320
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	100,133	290,759
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	401,755	408,744
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	128,240	200,565
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	69,709	284,557
IVYV - Delaware Ivy VIP Natural Resources Subaccount	217,742	320,537
IVYV - Delaware Ivy VIP Science and Technology Subaccount	439,022	552,863

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
AVIP - AVIP Bond Subaccount	2023	58,804	$46.721389	$2,747,412	0.75%	7.50%	3.19%
AVIP - AVIP Bond Subaccount	2022	61,494	$43.462858	$2,672,723	0.75%	-15.82%	3.35%
AVIP - AVIP Bond Subaccount	2021	63,207	$51.628606	$3,263,302	0.75%	-2.25%	2.70%
AVIP - AVIP Bond Subaccount	2020	74,033	$52.816211	$3,910,130	0.75%	8.78%	0.67%
AVIP - AVIP Bond Subaccount	2019	71,665	$48.555090	$3,479,697	0.75%	13.87%	2.16%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2023	79,419	$88.457324	$7,025,153	0.75%	20.23%	1.39%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2022	117,063	$73.574565	$8,612,833	0.75%	-19.02%	1.44%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2021	120,818	$90.852290	$10,976,578	0.75%	18.17%	1.53%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2020	125,819	$76.880781	$9,673,079	0.75%	14.78%	0.19%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2019	141,607	$66.979012	$9,484,730	0.75%	28.33%	0.67%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2023	270,570	$31.927026	$8,638,499	0.75%	18.06%	3.59%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2022	287,278	$27.043353	$7,768,956	0.75%	-14.12%	2.66%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2021	306,127	$31.488155	$9,639,386	0.75%	12.65%	1.37%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2020	317,207	$27.952084	$8,866,598	0.75%	5.94%	0.68%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2019	214,128	$26.384046	$5,649,561	0.75%	19.82%	1.67%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2023	127,364	$48.886281	$6,226,354	0.75%	38.35%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2022	142,970	$35.334166	$5,051,711	0.75%	-34.41%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2021	148,825	$53.872794	$8,017,618	0.75%	18.81%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2020	144,699	$45.344002	$6,561,228	0.75%	36.84%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2019	169,487	$33.135561	$5,616,045	0.75%	33.88%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2023	168,275	$59.995153	$10,095,677	0.75%	16.35%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2022	189,802	$51.566313	$9,787,397	0.75%	-29.26%	0.05%
AVIP - AVIP AB Small Cap Subaccount	2021	204,062	$72.897397	$14,875,616	0.75%	7.37%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2020	212,477	$67.895635	$14,426,262	0.75%	33.04%	0.12%
AVIP - AVIP AB Small Cap Subaccount	2019	233,720	$51.035252	$11,927,941	0.75%	27.65%	0.00%
AVIP - AVIP AB Mid Cap Core Subaccount	2023	110,553	$77.010689	$8,513,757	0.75%	16.18%	0.46%
AVIP - AVIP AB Mid Cap Core Subaccount	2022	122,632	$66.286613	$8,128,852	0.75%	-23.88%	0.23%
AVIP - AVIP AB Mid Cap Core Subaccount	2021	128,996	$87.086893	$11,233,904	0.75%	15.92%	0.15%
AVIP - AVIP AB Mid Cap Core Subaccount	2020	139,276	$75.126156	$10,463,278	0.75%	18.26%	0.08%
AVIP - AVIP AB Mid Cap Core Subaccount	2019	150,533	$63.527282	$9,562,958	0.75%	35.55%	0.00%
AVIP - AVIP S&P 500® Index Subaccount	2023	448,137	$79.389275	$35,577,259	0.75%	24.79%	1.17%
AVIP - AVIP S&P 500® Index Subaccount	2022	504,250	$63.619819	$32,080,310	0.75%	-19.03%	1.19%
AVIP - AVIP S&P 500® Index Subaccount	2021	519,108	$78.569904	$40,786,246	0.75%	27.30%	1.48%
AVIP - AVIP S&P 500® Index Subaccount	2020	542,201	$61.720440	$33,464,868	0.75%	17.11%	0.40%
AVIP - AVIP S&P 500® Index Subaccount	2019	603,033	$52.701124	$31,780,542	0.75%	30.00%	1.29%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2023	46,331	$30.121499	$1,395,554	0.75%	12.53%	1.91%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2022	54,983	$26.766714	$1,471,718	0.75%	-9.65%	1.58%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2021	54,366	$29.625583	$1,610,637	0.75%	24.45%	1.34%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2020	54,933	$23.804418	$1,307,652	0.75%	2.89%	0.84%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2019	78,422	$23.136654	$1,814,426	0.75%	18.32%	2.96%
AVIP - AVIP Federated High Income Bond Subaccount	2023	69,460	$34.319387	$2,383,809	0.75%	11.84%	5.90%
AVIP - AVIP Federated High Income Bond Subaccount	2022	74,601	$30.684913	$2,289,118	0.75%	-12.09%	5.69%
AVIP - AVIP Federated High Income Bond Subaccount	2021	83,653	$34.904149	$2,919,822	0.75%	4.19%	4.96%
AVIP - AVIP Federated High Income Bond Subaccount	2020	97,721	$33.501029	$3,273,745	0.75%	5.47%	1.63%
AVIP - AVIP Federated High Income Bond Subaccount	2019	102,143	$31.764284	$3,244,499	0.75%	14.43%	4.63%
AVIP - AVIP Nasdaq-100® Index Subaccount	2023	142,229	$47.044664	$6,691,136	0.75%	53.30%	0.51%
AVIP - AVIP Nasdaq-100® Index Subaccount	2022	134,780	$30.688260	$4,136,166	0.75%	-33.07%	0.44%
AVIP - AVIP Nasdaq-100® Index Subaccount	2021	146,273	$45.852185	$6,706,920	0.75%	26.04%	0.50%
AVIP - AVIP Nasdaq-100® Index Subaccount	2020	150,971	$36.377795	$5,492,009	0.75%	47.22%	0.18%
AVIP - AVIP Nasdaq-100® Index Subaccount	2019	134,176	$24.710439	$3,315,549	0.75%	37.83%	0.50%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2023	597,422	$51.426509	$30,723,348	0.75%	24.91%	1.03%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2022	652,633	$41.172310	$26,870,407	0.75%	-20.16%	0.78%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2021	690,940	$51.565739	$35,628,834	0.75%	27.53%	0.98%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2020	754,492	$40.434219	$30,507,287	0.75%	16.67%	0.19%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2019	835,547	$34.657160	$28,957,700	0.75%	32.61%	1.35%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2023	101,215	$33.679699	$3,408,906	0.75%	19.39%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2022	108,039	$28.210083	$3,047,778	0.75%	-26.67%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2021	112,096	$38.472299	$4,312,590	0.75%	3.28%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2020	118,523	$37.250698	$4,415,076	0.75%	33.33%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2019	129,827	$27.937777	$3,627,081	0.75%	33.07%	0.10%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2023	23,423	$25.149816	$589,082	0.75%	14.64%	0.66%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2022	33,698	$21.937328	$739,248	0.75%	-14.04%	1.02%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2021	36,168	$25.521485	$923,065	0.75%	23.25%	0.97%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2020	37,957	$20.706766	$785,965	0.75%	12.48%	0.16%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2019	37,159	$18.409066	$684,066	0.75%	24.64%	0.84%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2023	8,848	$63.715088	$563,720	0.75%	39.74%	0.17%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2022	3,481	$45.595336	$158,733	0.75%	-33.07%	0.00%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2021	3,707	$68.120029	$252,521	0.75%	25.74%	0.26%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2020	5,671	$54.173620	$307,198	0.75%	32.97%	0.22%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2019	2,703	$40.741667	$110,127	0.75%	37.65%	0.54%
FIDS - VIP Government Money Market Subaccount	2023	216,107	$22.033539	$4,761,607	0.75%	4.02%	4.68%
FIDS - VIP Government Money Market Subaccount	2022	255,150	$21.181322	$5,404,408	0.75%	0.61%	1.41%
FIDS - VIP Government Money Market Subaccount	2021	198,245	$21.052918	$4,173,636	0.75%	-0.73%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	225,156	$21.208700	$4,775,276	0.75%	-0.47%	0.24%
FIDS - VIP Government Money Market Subaccount	2019	208,249	$21.308401	$4,437,448	0.75%	1.16%	1.93%
FID2 - VIP Mid Cap Subaccount	2023	190,723	$65.059866	$12,408,444	0.75%	13.95%	0.38%
FID2 - VIP Mid Cap Subaccount	2022	209,139	$57.095061	$11,940,816	0.75%	-15.60%	0.27%
FID2 - VIP Mid Cap Subaccount	2021	225,031	$67.647426	$15,222,736	0.75%	24.37%	0.36%
FID2 - VIP Mid Cap Subaccount	2020	243,985	$54.390406	$13,270,467	0.75%	16.99%	0.40%
FID2 - VIP Mid Cap Subaccount	2019	274,667	$46.492468	$12,769,960	0.75%	22.26%	0.67%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
FID2 - VIP Contrafund® Subaccount	2023	329,268	$57.470646	$18,923,256	0.75%	32.13%	0.26%
FID2 - VIP Contrafund® Subaccount	2022	356,265	$43.495849	$15,496,047	0.75%	-27.03%	0.26%
FID2 - VIP Contrafund® Subaccount	2021	388,611	$59.611493	$23,165,666	0.75%	26.56%	0.03%
FID2 - VIP Contrafund® Subaccount	2020	424,296	$47.100647	$19,984,615	0.75%	29.26%	0.08%
FID2 - VIP Contrafund® Subaccount	2019	447,684	$36.438084	$16,312,759	0.75%	30.30%	0.21%
FID2 - VIP Growth Subaccount	2023	201,228	$43.205147	$8,694,094	0.75%	34.88%	0.00%
FID2 - VIP Growth Subaccount	2022	204,376	$32.032077	$6,546,581	0.75%	-25.20%	0.35%
FID2 - VIP Growth Subaccount	2021	214,193	$42.826226	$9,173,080	0.75%	21.99%	0.00%
FID2 - VIP Growth Subaccount	2020	222,954	$35.106786	$7,827,183	0.75%	42.48%	0.04%
FID2 - VIP Growth Subaccount	2019	223,205	$24.640063	$5,499,793	0.75%	32.98%	0.05%
FID2 - VIP Equity-Income Subaccount	2023	88,385	$39.152340	$3,460,461	0.75%	9.56%	1.72%
FID2 - VIP Equity-Income Subaccount	2022	101,829	$35.736302	$3,639,005	0.75%	-5.95%	1.75%
FID2 - VIP Equity-Income Subaccount	2021	99,605	$37.996678	$3,784,642	0.75%	23.68%	1.64%
FID2 - VIP Equity-Income Subaccount	2020	107,156	$30.722246	$3,292,086	0.75%	5.65%	1.76%
FID2 - VIP Equity-Income Subaccount	2019	114,000	$29.080298	$3,315,140	0.75%	26.16%	1.74%
FID2 - VIP Real Estate Subaccount	2023	19,900	$36.007513	$716,535	0.75%	10.07%	2.21%
FID2 - VIP Real Estate Subaccount	2022	25,141	$32.713832	$822,463	0.75%	-28.23%	1.13%
FID2 - VIP Real Estate Subaccount	2021	29,635	$45.581938	$1,350,820	0.75%	37.61%	1.00%
FID2 - VIP Real Estate Subaccount	2020	28,621	$33.123448	$948,043	0.75%	-7.49%	1.96%
FID2 - VIP Real Estate Subaccount	2019	31,009	$35.803638	$1,110,243	0.75%	22.03%	1.53%
JASI - Janus Henderson Research Subaccount	2023	145,576	$41.743513	$6,076,850	0.75%	42.11%	0.14%
JASI - Janus Henderson Research Subaccount	2022	221,336	$29.374357	$6,501,593	0.75%	-30.41%	0.14%
JASI - Janus Henderson Research Subaccount	2021	280,608	$42.211561	$11,844,886	0.75%	19.44%	0.10%
JASI - Janus Henderson Research Subaccount	2020	296,170	$35.342095	$10,467,269	0.75%	31.96%	0.54%
JASI - Janus Henderson Research Subaccount	2019	342,290	$26.782010	$9,167,212	0.75%	34.51%	0.46%
JASI - Janus Henderson Global Research Subaccount	2023	99,879	$30.405231	$3,036,836	0.75%	25.84%	0.93%
JASI - Janus Henderson Global Research Subaccount	2022	108,821	$24.162366	$2,629,372	0.75%	-20.01%	1.04%
JASI - Janus Henderson Global Research Subaccount	2021	118,707	$30.206939	$3,585,775	0.75%	17.21%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	123,826	$25.771438	$3,191,184	0.75%	19.16%	0.82%
JASI - Janus Henderson Global Research Subaccount	2019	135,124	$21.626774	$2,922,293	0.75%	28.08%	1.01%
JASI - Janus Henderson Balanced Subaccount	2023	49,763	$45.182983	$2,248,437	0.75%	14.56%	2.06%
JASI - Janus Henderson Balanced Subaccount	2022	57,176	$39.441574	$2,255,100	0.75%	-17.02%	1.23%
JASI - Janus Henderson Balanced Subaccount	2021	60,883	$47.532906	$2,893,966	0.75%	16.32%	0.90%
JASI - Janus Henderson Balanced Subaccount	2020	65,583	$40.862790	$2,679,888	0.75%	13.46%	2.41%
JASI - Janus Henderson Balanced Subaccount	2019	69,946	$36.015593	$2,519,138	0.75%	21.68%	1.90%
JASS - Janus Henderson Research Subaccount	2023	103,864	$32.119163	$3,336,016	0.75%	41.75%	0.06%
JASS - Janus Henderson Research Subaccount	2022	101,174	$22.658883	$2,292,495	0.75%	-30.58%	0.00%
JASS - Janus Henderson Research Subaccount	2021	105,668	$32.642278	$3,449,254	0.75%	19.15%	0.02%
JASS - Janus Henderson Research Subaccount	2020	108,577	$27.394836	$2,974,446	0.75%	31.59%	0.35%
JASS - Janus Henderson Research Subaccount	2019	137,186	$20.818895	$2,856,064	0.75%	34.22%	0.31%
JASS - Janus Henderson Global Research Subaccount	2023	123,275	$20.834236	$2,568,349	0.75%	25.53%	0.79%
JASS - Janus Henderson Global Research Subaccount	2022	134,601	$16.596854	$2,233,956	0.75%	-20.21%	0.89%
JASS - Janus Henderson Global Research Subaccount	2021	142,332	$20.800065	$2,960,514	0.75%	16.92%	0.36%
JASS - Janus Henderson Global Research Subaccount	2020	153,770	$17.790028	$2,735,575	0.75%	18.87%	0.64%
JASS - Janus Henderson Global Research Subaccount	2019	174,840	$14.966127	$2,616,670	0.75%	27.76%	0.87%
JASS - Janus Henderson Balanced Subaccount	2023	146,567	$39.756998	$5,827,056	0.75%	14.28%	1.80%
JASS - Janus Henderson Balanced Subaccount	2022	149,680	$34.789214	$5,207,259	0.75%	-17.24%	0.97%
JASS - Janus Henderson Balanced Subaccount	2021	155,727	$42.034869	$6,545,952	0.75%	16.04%	0.67%
JASS - Janus Henderson Balanced Subaccount	2020	155,195	$36.224771	$5,621,914	0.75%	13.18%	2.07%
JASS - Janus Henderson Balanced Subaccount	2019	178,039	$32.006852	$5,698,467	0.75%	21.36%	1.65%
JASS - Janus Henderson Overseas Subaccount	2023	105,864	$42.063623	$4,453,027	0.75%	9.76%	1.41%
JASS - Janus Henderson Overseas Subaccount	2022	114,958	$38.322136	$4,405,449	0.75%	-9.51%	1.68%
JASS - Janus Henderson Overseas Subaccount	2021	120,342	$42.351260	$5,096,650	0.75%	12.44%	1.03%
JASS - Janus Henderson Overseas Subaccount	2020	129,380	$37.664184	$4,872,986	0.75%	15.16%	1.22%
JASS - Janus Henderson Overseas Subaccount	2019	129,884	$32.706900	$4,248,088	0.75%	25.76%	1.83%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2023	15,570	$36.900773	$574,536	0.75%	13.35%	2.29%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2022	12,206	$32.555608	$397,385	0.75%	-8.78%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	9,986	$35.690956	$356,408	0.75%	25.85%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	10,958	$28.358840	$310,756	0.75%	6.87%	1.50%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2019	11,200	$26.536495	$297,211	0.75%	30.61%	1.55%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2023	24,071	$33.841931	$814,609	0.75%	14.24%	1.31%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2022	26,662	$29.623527	$789,812	0.75%	-7.12%	1.36%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	26,197	$31.896098	$835,588	0.75%	25.27%	1.09%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2020	27,740	$25.461852	$706,302	0.75%	4.46%	1.46%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2019	26,914	$24.374160	$656,017	0.75%	27.92%	1.73%
ASVT - VT Opportunity Subaccount	2023	3,466	$61.147772	$211,921	0.75%	25.56%	0.00%
ASVT - VT Opportunity Subaccount	2022	3,688	$48.699883	$179,603	0.75%	-21.40%	0.00%
ASVT - VT Opportunity Subaccount	2021	3,949	$61.955719	$244,674	0.75%	23.85%	0.04%
ASVT - VT Opportunity Subaccount	2020	4,123	$50.025299	$206,237	0.75%	20.10%	0.43%
ASVT - VT Opportunity Subaccount	2019	4,590	$41.652335	$191,202	0.75%	30.49%	0.28%
ASVT - VT Discovery SMID Cap Growth Subaccount	2023	10,853	$36.022529	$390,939	0.75%	19.25%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2022	11,558	$30.207581	$349,132	0.75%	-38.31%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2021	12,249	$48.967497	$599,808	0.75%	-5.75%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2020	12,858	$51.954217	$668,047	0.75%	61.44%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2019	15,406	$32.182257	$495,809	0.75%	37.99%	0.00%
MSVI - VIF U.S. Real Estate Subaccount	2023	11,422	$60.627239	$692,474	0.75%	13.67%	2.21%
MSVI - VIF U.S. Real Estate Subaccount	2022	12,152	$53.337972	$648,173	0.75%	-27.60%	1.21%
MSVI - VIF U.S. Real Estate Subaccount	2021	13,691	$73.667704	$1,008,606	0.75%	38.76%	2.02%
MSVI - VIF U.S. Real Estate Subaccount	2020	14,999	$53.089486	$796,298	0.75%	-17.47%	2.72%
MSVI - VIF U.S. Real Estate Subaccount	2019	16,806	$64.329865	$1,081,118	0.75%	18.05%	1.79%
MSV2 - VIF U.S. Real Estate Subaccount	2023	30,520	$38.881537	$1,186,652	0.75%	13.37%	1.96%
MSV2 - VIF U.S. Real Estate Subaccount	2022	33,431	$34.296042	$1,146,567	0.75%	-27.76%	0.95%
MSV2 - VIF U.S. Real Estate Subaccount	2021	34,156	$47.473325	$1,621,494	0.75%	38.40%	1.86%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
MSV2 - VIF U.S. Real Estate Subaccount	2020	35,660	$34.301776	$1,223,196	0.75%	-17.72%	2.54%
MSV2 - VIF U.S. Real Estate Subaccount	2019	40,404	$41.688215	$1,684,354	0.75%	17.79%	1.62%
MSV2 - VIF Growth Subaccount	2023	37,878	$55.378482	$2,097,646	0.75%	47.22%	0.00%
MSV2 - VIF Growth Subaccount	2022	41,023	$37.616775	$1,543,148	0.75%	-60.46%	0.00%
MSV2 - VIF Growth Subaccount	2021	45,270	$95.136176	$4,306,816	0.75%	-0.89%	0.00%
MSV2 - VIF Growth Subaccount	2020	46,838	$95.993263	$4,496,152	0.75%	115.15%	0.00%
MSV2 - VIF Growth Subaccount	2019	41,361	$44.617620	$1,845,444	0.75%	30.49%	0.00%
GSVI - Large Cap Value Subaccount	2023	99,756	$31.043566	$3,096,773	0.75%	12.17%	1.78%
GSVI - Large Cap Value Subaccount	2022	107,510	$27.674751	$2,975,319	0.75%	-7.07%	1.35%
GSVI - Large Cap Value Subaccount	2021	110,461	$29.778614	$3,289,366	0.75%	23.21%	1.16%
GSVI - Large Cap Value Subaccount	2020	121,057	$24.169215	$2,925,844	0.75%	3.20%	1.41%
GSVI - Large Cap Value Subaccount	2019	129,211	$23.419084	$3,026,007	0.75%	24.99%	1.45%
GSVI - U.S. Equity Insights Subaccount	2023	23,232	$39.940388	$927,891	0.75%	22.89%	0.71%
GSVI - U.S. Equity Insights Subaccount	2022	24,900	$32.501236	$809,273	0.75%	-20.34%	0.83%
GSVI - U.S. Equity Insights Subaccount	2021	25,120	$40.797685	$1,024,851	0.75%	28.44%	0.83%
GSVI - U.S. Equity Insights Subaccount	2020	25,635	$31.763233	$814,245	0.75%	16.67%	0.87%
GSVI - U.S. Equity Insights Subaccount	2019	28,999	$27.225098	$789,497	0.75%	24.28%	1.31%
GSVI - Strategic Growth Subaccount	2023	29,167	$46.959524	$1,369,652	0.75%	40.89%	0.00%
GSVI - Strategic Growth Subaccount	2022	30,420	$33.331031	$1,013,933	0.75%	-33.02%	0.00%
GSVI - Strategic Growth Subaccount	2021	33,039	$49.761134	$1,644,058	0.75%	21.02%	0.00%
GSVI - Strategic Growth Subaccount	2020	37,606	$41.118638	$1,546,288	0.75%	39.46%	0.10%
GSVI - Strategic Growth Subaccount	2019	37,280	$29.484734	$1,099,177	0.75%	34.52%	0.30%
GSVS - Large Cap Value Subaccount	2023	9,333	$33.832029	$315,761	0.75%	11.87%	1.60%
GSVS - Large Cap Value Subaccount	2022	8,806	$30.241807	$266,309	0.75%	-7.27%	1.50%
GSVS - Large Cap Value Subaccount	2021	5,924	$32.611217	$193,202	0.75%	23.01%	0.98%
GSVS - Large Cap Value Subaccount	2020	5,393	$26.511782	$142,991	0.75%	2.97%	0.87%
GSVS - Large Cap Value Subaccount	2019	7,517	$25.747235	$193,538	0.75%	24.68%	1.30%
GSVS - U.S. Equity Insights Subaccount	2023	500	$53.440858	$26,730	0.75%	22.67%	0.49%
GSVS - U.S. Equity Insights Subaccount	2022	478	$43.564476	$20,806	0.75%	-20.50%	0.59%
GSVS - U.S. Equity Insights Subaccount	2021	638	$54.798110	$34,971	0.75%	28.15%	0.72%
GSVS - U.S. Equity Insights Subaccount	2020	436	$42.760656	$18,654	0.75%	16.44%	0.74%
GSVS - U.S. Equity Insights Subaccount	2019	343	$36.722249	$12,602	0.75%	24.00%	0.62%
GSVS - Strategic Growth Subaccount	2023	3,602	$70.469080	$253,840	0.75%	40.60%	0.00%
GSVS - Strategic Growth Subaccount	2022	1,992	$50.120631	$99,845	0.75%	-33.18%	0.00%
GSVS - Strategic Growth Subaccount	2021	2,076	$75.010314	$155,735	0.75%	20.65%	0.00%
GSVS - Strategic Growth Subaccount	2020	2,007	$62.171315	$124,791	0.75%	39.07%	0.00%
GSVS - Strategic Growth Subaccount	2019	1,572	$44.706526	$70,297	0.75%	34.31%	0.05%
LAZS - Emerging Markets Equity Subaccount	2023	85,419	$44.299968	$3,784,047	0.75%	21.36%	4.75%
LAZS - Emerging Markets Equity Subaccount	2022	97,866	$36.501538	$3,572,266	0.75%	-15.75%	3.32%
LAZS - Emerging Markets Equity Subaccount	2021	101,185	$43.323569	$4,383,678	0.75%	4.68%	1.90%
LAZS - Emerging Markets Equity Subaccount	2020	94,204	$41.386162	$3,898,729	0.75%	-2.01%	2.61%
LAZS - Emerging Markets Equity Subaccount	2019	104,758	$42.235798	$4,424,559	0.75%	17.26%	0.89%
LAZS - U.S. Small Cap Equity Select Subaccount	2023	47,952	$57.387111	$2,751,853	0.75%	9.21%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2022	50,690	$52.548513	$2,663,660	0.75%	-16.14%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2021	53,348	$62.665175	$3,343,075	0.75%	18.98%	0.05%
LAZS - U.S. Small Cap Equity Select Subaccount	2020	56,579	$52.669377	$2,979,994	0.75%	5.97%	0.18%
LAZS - U.S. Small Cap Equity Select Subaccount	2019	69,587	$49.703252	$3,458,708	0.75%	28.96%	0.00%
LAZS - International Equity Subaccount	2023	34,140	$15.470234	$528,152	0.75%	15.02%	1.28%
LAZS - International Equity Subaccount	2022	36,591	$13.450113	$492,151	0.75%	-15.64%	3.65%
LAZS - International Equity Subaccount	2021	34,225	$15.943851	$545,684	0.75%	5.05%	0.89%
LAZS - International Equity Subaccount	2020	52,092	$15.178064	$790,660	0.75%	7.43%	1.79%
LAZS - International Equity Subaccount	2019	54,071	$14.128088	$763,921	0.75%	20.10%	0.35%
PRS2 - PSF PGIM Jennison Growth Subaccount	2023	11,126	$86.483896	$962,178	0.75%	51.76%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2022	12,539	$56.986869	$714,558	0.75%	-38.31%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	13,636	$92.378267	$1,259,672	0.75%	14.69%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2020	12,313	$80.542837	$991,743	0.75%	54.41%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2019	11,608	$52.162023	$605,504	0.75%	31.83%	0.00%
PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)	2023	57,575	$71.680500	$4,127,010	0.75%	3.82%	0.00%	12/8/2023
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2023	13,455	$49.268187	$662,891	0.75%	12.26%	1.34%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2022	14,422	$43.887383	$632,953	0.75%	-19.95%	0.45%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2021	15,093	$54.826014	$827,467	0.75%	20.48%	0.54%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2020	15,171	$45.505914	$690,374	0.75%	12.84%	0.98%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2019	17,861	$40.328816	$720,317	0.75%	23.65%	0.40%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2023	55,500	$70.929346	$3,936,578	0.75%	10.09%	3.14%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2022	64,018	$64.428975	$4,124,633	0.75%	-8.84%	0.95%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2021	66,404	$70.677387	$4,693,279	0.75%	28.92%	0.91%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2020	71,987	$54.823272	$3,946,547	0.75%	-0.38%	1.46%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2019	83,370	$55.031953	$4,588,024	0.75%	25.82%	1.65%
MFSI - New Discovery Subaccount	2023	13,363	$48.078377	$642,481	0.75%	13.41%	0.00%
MFSI - New Discovery Subaccount	2022	13,513	$42.395034	$572,889	0.75%	-30.52%	0.00%
MFSI - New Discovery Subaccount	2021	14,901	$61.013741	$909,170	0.75%	0.82%	0.00%
MFSI - New Discovery Subaccount	2020	16,565	$60.519552	$1,002,517	0.75%	44.50%	0.00%
MFSI - New Discovery Subaccount	2019	15,553	$41.882634	$651,383	0.75%	40.22%	0.00%
MFSI - Mid Cap Growth Subaccount	2023	43,247	$35.598331	$1,539,529	0.75%	20.08%	0.00%
MFSI - Mid Cap Growth Subaccount	2022	42,419	$29.646735	$1,257,596	0.75%	-29.32%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	44,727	$41.946483	$1,876,158	0.75%	13.03%	0.00%
MFSI - Mid Cap Growth Subaccount	2020	41,783	$37.111343	$1,550,605	0.75%	35.10%	0.00%
MFSI - Mid Cap Growth Subaccount	2019	33,972	$27.468721	$933,178	0.75%	37.25%	0.00%
MFSI - Total Return Subaccount	2023	107,567	$31.146238	$3,350,319	0.75%	9.40%	1.83%
MFSI - Total Return Subaccount	2022	109,289	$28.470288	$3,111,491	0.75%	-10.51%	1.48%
MFSI - Total Return Subaccount	2021	121,586	$31.813588	$3,868,075	0.75%	12.99%	1.61%
MFSI - Total Return Subaccount	2020	123,262	$28.156446	$3,470,615	0.75%	8.70%	2.07%
MFSI - Total Return Subaccount	2019	124,099	$25.903146	$3,214,549	0.75%	19.22%	2.03%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
MFS2 - Massachusetts Investors Growth Stock Subaccount	2023	18,129	$26.834292	$486,491	0.75%	22.79%	0.06%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2022	12,753	$21.854336	$278,708	0.75%	-20.05%	0.00%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	13,325	$27.333570	$364,217	0.75%	24.72%	0.03%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2020	15,612	$21.915494	$342,140	0.75%	21.29%	0.20%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2019	20,160	$18.069168	$364,271	0.75%	38.55%	0.34%
PVIA - Real Return Subaccount	2023	133,799	$20.206028	$2,703,556	0.75%	2.89%	2.99%
PVIA - Real Return Subaccount	2022	133,277	$19.639385	$2,617,469	0.75%	-12.55%	7.00%
PVIA - Real Return Subaccount	2021	134,866	$22.458026	$3,028,825	0.75%	4.81%	4.96%
PVIA - Real Return Subaccount	2020	136,908	$21.426370	$2,933,439	0.75%	10.88%	1.42%
PVIA - Real Return Subaccount	2019	139,601	$19.323660	$2,697,594	0.75%	7.63%	1.65%
PVIA - Total Return Subaccount	2023	153,502	$19.412659	$2,979,881	0.75%	5.15%	3.56%
PVIA - Total Return Subaccount	2022	165,788	$18.461531	$3,060,697	0.75%	-14.94%	2.60%
PVIA - Total Return Subaccount	2021	191,037	$21.704725	$4,146,396	0.75%	-2.00%	1.82%
PVIA - Total Return Subaccount	2020	187,014	$22.148072	$4,142,008	0.75%	7.85%	2.12%
PVIA - Total Return Subaccount	2019	181,489	$20.536266	$3,727,098	0.75%	7.55%	3.01%
PVIA - Global Bond Opportunities Subaccount	2023	65,697	$18.871708	$1,239,811	0.75%	4.48%	2.25%
PVIA - Global Bond Opportunities Subaccount	2022	66,655	$18.062049	$1,203,929	0.75%	-11.67%	1.47%
PVIA - Global Bond Opportunities Subaccount	2021	87,328	$20.447866	$1,785,679	0.75%	-4.87%	5.07%
PVIA - Global Bond Opportunities Subaccount	2020	78,078	$21.494815	$1,678,281	0.75%	9.30%	2.46%
PVIA - Global Bond Opportunities Subaccount	2019	81,701	$19.665290	$1,606,672	0.75%	5.34%	2.45%
PVIA - CommodityRealReturn® Strategy Subaccount	2023	29,590	$11.336705	$335,458	0.75%	-8.54%	17.59%
PVIA - CommodityRealReturn® Strategy Subaccount	2022	52,030	$12.395035	$644,912	0.75%	7.81%	21.11%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	35,413	$11.497314	$407,155	0.75%	32.35%	4.41%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	23,621	$8.687073	$205,197	0.75%	0.60%	6.70%
PVIA - CommodityRealReturn® Strategy Subaccount	2019	47,467	$8.635686	$409,909	0.75%	10.60%	4.46%
CALI - VP S&P 500 Index Subaccount	2023	4,014	$35.583631	$142,835	0.75%	24.99%	1.38%
CALI - VP S&P 500 Index Subaccount	2022	4,206	$28.469946	$119,755	0.75%	-18.95%	1.23%
CALI - VP S&P 500 Index Subaccount	2021	4,411	$35.125057	$154,933	0.75%	27.46%	1.32%
CALI - VP S&P 500 Index Subaccount	2020	5,171	$27.557522	$142,490	0.75%	17.22%	1.71%
CALI - VP S&P 500 Index Subaccount	2019	5,462	$23.509339	$128,409	0.75%	30.17%	1.72%
BNYS - Appreciation Subaccount	2023	15,495	$54.672169	$847,166	0.75%	19.77%	0.49%
BNYS - Appreciation Subaccount	2022	15,071	$45.646754	$687,952	0.75%	-18.86%	0.43%
BNYS - Appreciation Subaccount	2021	14,919	$56.257570	$839,318	0.75%	25.83%	0.20%
BNYS - Appreciation Subaccount	2020	14,486	$44.709553	$647,661	0.75%	22.46%	0.56%
BNYS - Appreciation Subaccount	2019	12,124	$36.509680	$442,642	0.75%	34.77%	0.93%
ROYI - Small-Cap Subaccount	2023	102,657	$55.615902	$5,709,364	0.75%	24.99%	0.86%
ROYI - Small-Cap Subaccount	2022	111,081	$44.495867	$4,942,659	0.75%	-9.87%	0.39%
ROYI - Small-Cap Subaccount	2021	115,497	$49.368464	$5,701,922	0.75%	27.86%	1.39%
ROYI - Small-Cap Subaccount	2020	122,785	$38.611680	$4,740,945	0.75%	-7.84%	1.07%
ROYI - Small-Cap Subaccount	2019	127,388	$41.898474	$5,337,363	0.75%	17.78%	0.65%
ROYI - Micro-Cap Subaccount	2023	64,295	$46.400519	$2,983,310	0.75%	17.90%	0.00%
ROYI - Micro-Cap Subaccount	2022	68,114	$39.355478	$2,680,662	0.75%	-23.01%	0.00%
ROYI - Micro-Cap Subaccount	2021	72,834	$51.118591	$3,723,194	0.75%	29.01%	0.00%
ROYI - Micro-Cap Subaccount	2020	77,116	$39.622971	$3,055,582	0.75%	22.87%	0.00%
ROYI - Micro-Cap Subaccount	2019	81,965	$32.248123	$2,643,214	0.75%	18.66%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2023	36,805	$15.941971	$586,743	0.75%	16.99%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2022	40,297	$13.626588	$549,106	0.75%	-19.11%	1.44%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2021	38,520	$16.845860	$648,895	0.75%	4.82%	1.04%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2020	44,505	$16.071213	$715,251	0.75%	12.89%	2.48%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2019	36,676	$14.236074	$522,122	0.75%	27.28%	1.28%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2023	6,939	$24.047395	$166,871	0.75%	9.86%	0.51%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2022	7,160	$21.888146	$156,713	0.75%	-10.62%	0.15%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	8,858	$24.488563	$216,916	0.75%	31.53%	0.26%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	9,432	$18.618191	$175,615	0.75%	-3.56%	0.68%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2019	7,567	$19.305310	$146,093	0.75%	15.57%	0.21%
FRT2 - Franklin Income VIP Subaccount	2023	122,512	$23.480117	$2,876,599	0.75%	7.82%	5.14%
FRT2 - Franklin Income VIP Subaccount	2022	132,875	$21.777814	$2,893,720	0.75%	-6.18%	4.81%
FRT2 - Franklin Income VIP Subaccount	2021	139,437	$23.211371	$3,236,523	0.75%	15.89%	4.68%
FRT2 - Franklin Income VIP Subaccount	2020	152,541	$20.029517	$3,055,322	0.75%	-0.06%	5.82%
FRT2 - Franklin Income VIP Subaccount	2019	171,396	$20.041095	$3,434,956	0.75%	15.19%	5.43%
FRT2 - Franklin DynaTech VIP Subaccount	2023	16,133	$38.902635	$627,625	0.75%	42.71%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2022	17,514	$27.260746	$477,457	0.75%	-40.40%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2021	16,765	$45.741666	$766,854	0.75%	15.28%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	20,018	$39.678616	$794,297	0.75%	43.80%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2019	21,720	$27.592064	$599,307	0.75%	30.19%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2023	59,228	$14.486075	$857,984	0.75%	19.86%	3.25%
FRT2 - Templeton Foreign VIP Subaccount	2022	65,144	$12.085765	$787,318	0.75%	-8.29%	3.05%
FRT2 - Templeton Foreign VIP Subaccount	2021	65,333	$13.178556	$860,997	0.75%	3.38%	1.87%
FRT2 - Templeton Foreign VIP Subaccount	2020	73,345	$12.747280	$934,944	0.75%	-1.90%	3.36%
FRT2 - Templeton Foreign VIP Subaccount	2019	84,872	$12.993593	$1,102,787	0.75%	11.69%	1.76%
FRT4 - Franklin Income VIP Subaccount	2023	7,877	$27.894607	$219,733	0.75%	7.74%	4.90%
FRT4 - Franklin Income VIP Subaccount	2022	7,289	$25.890395	$188,721	0.75%	-6.29%	4.25%
FRT4 - Franklin Income VIP Subaccount	2021	4,153	$27.629555	$114,752	0.75%	15.72%	4.44%
FRT4 - Franklin Income VIP Subaccount	2020	3,797	$23.876400	$90,648	0.75%	-0.17%	5.78%
FRT4 - Franklin Income VIP Subaccount	2019	6,369	$23.917696	$152,327	0.75%	15.18%	5.13%
FRT4 - Franklin DynaTech VIP Subaccount	2023	3,362	$50.348520	$169,255	0.75%	42.95%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2022	1,690	$35.221491	$59,531	0.75%	-40.65%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2021	1,646	$59.342692	$97,663	0.75%	15.22%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2020	1,683	$51.502897	$86,694	0.75%	43.63%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2019	1,646	$35.857998	$59,039	0.75%	30.05%	0.00%
FRT4 - Templeton Foreign VIP Subaccount	2023	9,601	$18.735021	$179,868	0.75%	19.79%	3.02%
FRT4 - Templeton Foreign VIP Subaccount	2022	8,615	$15.639553	$134,729	0.75%	-8.43%	2.91%
FRT4 - Templeton Foreign VIP Subaccount	2021	8,810	$17.080082	$150,478	0.75%	3.33%	1.66%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
FRT4 - Templeton Foreign VIP Subaccount	2020	8,647	$16.530403	$142,945	0.75%	-2.07%	3.21%
FRT4 - Templeton Foreign VIP Subaccount	2019	7,650	$16.880655	$129,141	0.75%	11.66%	1.51%
FRT4 - Franklin Allocation VIP Subaccount	2023	3,031	$27.291545	$82,734	0.75%	13.77%	1.30%
FRT4 - Franklin Allocation VIP Subaccount	2022	3,358	$23.987826	$80,553	0.75%	-16.81%	1.49%
FRT4 - Franklin Allocation VIP Subaccount	2021	4,754	$28.836613	$137,076	0.75%	10.71%	1.62%
FRT4 - Franklin Allocation VIP Subaccount	2020	4,622	$26.047987	$120,403	0.75%	10.92%	1.34%
FRT4 - Franklin Allocation VIP Subaccount	2019	4,582	$23.484395	$107,612	0.75%	18.67%	3.14%
FEDS - Kaufmann Fund II Service Shares Subaccount	2023	13,669	$41.585857	$568,420	0.75%	14.01%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2022	18,858	$36.476996	$687,865	0.75%	-30.78%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2021	21,885	$52.694348	$1,153,219	0.75%	1.50%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2020	19,979	$51.914341	$1,037,176	0.75%	27.52%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2019	16,349	$40.709602	$665,568	0.75%	31.93%	0.00%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2023	46,442	$14.331860	$665,602	0.75%	7.04%	2.37%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2022	40,049	$13.388973	$536,213	0.75%	-12.47%	1.47%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2021	41,771	$15.297232	$638,974	0.75%	1.52%	1.36%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2020	43,982	$15.068797	$662,751	0.75%	5.70%	1.83%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2019	41,016	$14.256486	$584,739	0.75%	8.71%	2.06%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2023	9,215	$18.401104	$169,575	0.75%	9.77%	2.22%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2022	8,749	$16.762735	$146,658	0.75%	-13.19%	1.79%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2021	14,374	$19.309499	$277,555	0.75%	5.68%	1.45%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2020	14,037	$18.272441	$256,481	0.75%	7.62%	2.18%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2019	13,774	$16.978637	$233,857	0.75%	12.06%	2.78%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2023	49,719	$23.513725	$1,169,074	0.75%	11.98%	1.79%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2022	60,045	$20.997402	$1,260,799	0.75%	-13.53%	1.70%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2021	60,780	$24.283313	$1,475,951	0.75%	9.97%	1.34%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2020	58,832	$22.082751	$1,299,182	0.75%	8.31%	1.93%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2019	66,377	$20.389223	$1,353,384	0.75%	15.40%	2.12%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2023	129,368	$28.740065	$3,718,047	0.75%	14.41%	1.82%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2022	134,062	$25.119679	$3,367,587	0.75%	-13.90%	1.60%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2021	139,394	$29.174033	$4,066,681	0.75%	14.03%	1.22%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2020	144,548	$25.584612	$3,698,201	0.75%	9.18%	1.96%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2019	163,309	$23.432483	$3,826,736	0.75%	18.88%	1.76%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2023	45,407	$32.406964	$1,471,512	0.75%	16.01%	1.61%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2022	48,994	$27.935004	$1,368,660	0.75%	-13.82%	1.51%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2021	53,381	$32.414803	$1,730,344	0.75%	17.45%	1.11%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2020	53,735	$27.598266	$1,483,006	0.75%	9.14%	1.67%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2019	68,745	$25.287613	$1,738,398	0.75%	21.26%	1.58%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2023	43,661	$23.477381	$1,025,041	0.75%	13.09%	1.97%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2022	54,125	$20.759846	$1,123,627	0.75%	-15.37%	1.59%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2021	55,966	$24.531155	$1,372,909	0.75%	9.62%	1.67%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2020	52,558	$22.378368	$1,176,155	0.75%	13.03%	1.98%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2019	59,196	$19.799003	$1,172,027	0.75%	20.87%	2.04%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2023	48,803	$13.098098	$639,230	0.75%	0.83%	2.87%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2022	58,933	$12.990024	$765,545	0.75%	16.90%	1.79%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2021	36,863	$11.112022	$409,627	0.75%	25.74%	1.60%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2020	31,391	$8.837577	$277,422	0.75%	-12.65%	2.35%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2019	31,510	$10.117061	$318,784	0.75%	8.64%	1.03%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2023	44,523	$73.191530	$3,258,719	0.75%	38.03%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2022	48,559	$53.025228	$2,574,854	0.75%	-32.35%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2021	56,425	$78.378641	$4,422,530	0.75%	14.31%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2020	60,566	$68.567269	$4,152,872	0.75%	34.35%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2019	63,228	$51.035440	$3,226,872	0.75%	48.37%	0.00%

*	This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

KPMG LLP

Suite 3400

312 Walnut Street

Cincinnati, OH 45202

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AuguStarSM Life Assurance Corporation and Contract Owners of AuguStarSM Variable Account R:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise AuguStarSM Variable Account R (formerly Ohio National Variable Account R) (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with

U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Cincinnati, Ohio

April 1, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets and contract owners’ equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. EQV International Equity Series II Subaccount

ALLSPRING VARIABLE TRUST

VT Discovery SMID Cap Growth Subaccount (1)

VT Opportunity Subaccount

ALPS VARIABLE INVESTORS TRUST - CLASS II

Morningstar Aggressive Growth ETF Asset Allocation Subaccount

Morningstar Balanced ETF Asset Allocation Subaccount

Morningstar Conservative ETF Asset Allocation Subaccount

Morningstar Growth ETF Asset Allocation Subaccount

Morningstar Income & Growth ETF Asset Allocation Subaccount

AUGUSTARSM VARIABLE INSURANCE PRODUCTS FUND, INC.

AVIP AB Mid Cap Core Subaccount (1)

AVIP AB Small Cap Subaccount (1)

AVIP BlackRock Advantage International Equity Subaccount (1)

AVIP BlackRock Advantage Large Cap Core Subaccount (1)

AVIP BlackRock Advantage Large Cap Growth Subaccount (1)

AVIP BlackRock Advantage Large Cap Value Subaccount (1)

AVIP BlackRock Advantage Small Cap Growth Subaccount (1)

AVIP BlackRock Balanced Allocation Subaccount (1)

AVIP Bond Subaccount (1)

AVIP Federated High Income Bond Subaccount (1)

AVIP Fidelity Institutional AM® Equity Growth Subaccount (1)

AVIP Nasdaq-100® Index Subaccount (1)

AVIP S&P 500® Index Subaccount (1)

AVIP S&P MidCap 400® Index Subaccount (1)

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE CLASS

Appreciation Subaccount

CALVERT VARIABLE PRODUCTS, INC.

VP S&P 500 Index Subaccount

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Contrafund® Subaccount

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Allocation VIP Subaccount

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - SERVICE SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Asset Strategy Subaccount

Delaware Ivy VIP Natural Resources Subaccount

Delaware Ivy VIP Science and Technology Subaccount

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

2

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

International Equity Subaccount

U.S. Small Cap Equity Select Subaccount (1)

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST – STANDARD CLASS

LVIP JPMorgan Mid Cap Value Subaccount (1)

LVIP JPMorgan Small Cap Core Subaccount (1)

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II - SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS I

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Growth Subaccount

VIF U.S. Real Estate Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Real Return Subaccount

Total Return Subaccount

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Growth Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Micro-Cap Subaccount

Small-Cap Subaccount

3

Statement of assets and contract owners’ equity as of December 31, 2023 and the related statements of operations and changes in contract owners’ equity for the period December 8, 2023 (commencement of operations) to December 31, 2023.

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Blend Subaccount

(1) See the footnote to the statement of assets and contract owners’ equity for the former name of the subaccount.

4

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Financial Statements and Supplementary Information

December 31, 2023, 2022 and 2021

(With Independent Auditors’ Report Thereon)

KPMG LLP Suite 3400 312 Walnut Street Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

AuguStar Life Assurance Corporation:

Opinions

We have audited the statutory financial statements of AuguStar Life Assurance Corporation (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of theyears in the three-year period ended December 31, 2023, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Cincinnati, Ohio

March 28, 2024

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2023 and 2022

(Dollars in thousands, except share amounts)

Admitted Assets	2023	2022
Investments:
Bonds	$2,045,808	2,002,471
Preferred stocks	16,711	16,529
Common stocks at fair value (cost $18,514 in 2023 and $15,304 in 2022)	18,326	15,304
Mortgage loans on real estate	463,087	452,170
Contract loans	129,953	123,150
Cash, cash equivalents and short-term investments	16,000	9,092
Receivables for securities	757	213
Derivatives	6,521	2,212
Other invested assets	42,771	37,713
Securities lending reinvested collateral assets	66,540	39,870
Total investments	2,806,474	2,698,724
Premiums and other considerations deferred and uncollected	117,183	121,574
Accrued investment income	19,889	19,697
Receivable from parent and affiliates	14,868	30,058
Deferred tax asset, net	30,979	29,219
Other assets	41,442	10,207
Separate account assets	271,216	246,895
Total admitted assets	$3,302,051	3,156,374
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life and annuity policies and contracts	$2,150,514	2,139,354
Accident and health policies	110,433	105,066
Deposit type funds	353,490	284,685
Contract claims	17,257	13,366
Other policyholders’ funds	1,083	987
Current federal income taxes	4,087	11,785
Interest maintenance reserve	8,760	14,394
Asset valuation reserve	24,061	19,150
Transfers to separate accounts due or accrued, net	2,229	1,694
Payable for securities	—	4,000
Payable for securities lending	66,540	39,870
Other liabilities	35,689	37,391
Separate account liabilities	271,216	246,895
Total liabilities	3,045,359	2,918,637
Capital and surplus:
Class A common stock, $3,000 par value. Authorized 10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Gross paid in and contributed surplus	87,976	87,976
Unassigned surplus	159,116	140,161
Total capital and surplus	256,692	237,737
Total liabilities and capital and surplus	$3,302,051	3,156,374

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Income

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022	2021
Premiums and other considerations:
Life and annuity	$239,615	204,261	186,029
Accident and health	29,601	29,187	26,827
Total premiums and other considerations	269,216	233,448	212,856
Investment income:
Interest on bonds	78,386	74,949	75,197
Interest on mortgage loans on real estate	21,192	19,499	19,104
Interest on contract loans	6,735	6,655	6,888
Other income	9,433	8,723	7,502
Total investment income	115,746	109,826	108,691
Less investment expenses	2,086	2,336	2,350
Net investment income	113,660	107,490	106,341
Total income	382,876	340,938	319,197
Death and other benefits:
Death benefits	119,727	91,370	89,836
Accident and health benefits	11,896	11,866	11,154
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	104,720	73,646	71,754
Total death and other benefits	236,343	176,882	172,744
Change in reserves for future policy benefits and other funds	16,774	25,254	38,746
Commissions	30,510	38,122	41,291
General insurance expenses	59,836	56,364	52,175
Insurance taxes, licenses, and fees	10,056	10,619	10,655
Net transfers from separate accounts	(17,264)	(5,687)	(8,712)
Total expenses	336,255	301,554	306,899
Income before benefit for federal income taxes and net realized capital gains (losses)	46,621	39,384	12,298
Expense (benefit) for federal income taxes	9,286	(349)	(339)
Income before net realized capital gains (losses)	37,335	39,733	12,637
Net realized capital gains (losses), net of interest maintenance reserve and income taxes	220	(5,603)	2,032
Net income	$37,555	34,130	14,669

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

		Paid-in		Total
		capital and		capital
	Common	assigned	Unassigned	and
	stock	surplus	surplus	surplus
Balance at December 31, 2020	$9,600	87,976	135,170	232,746
Net income	—	—	14,669	14,669
Change in net unrealized capital gains	—	—	2,740	2,740
Change in net deferred income tax	—	—	454	454
Change in nonadmitted assets and related items	—	—	877	877
Change in asset valuation reserve	—	—	(5,874)	(5,874)
Deferred coinsurance gain	—	—	(736)	(736)
Correction of errors, net of tax	—	—	1,935	1,935
Balance at December 31, 2021	9,600	87,976	149,235	246,811
Net income	—	—	34,130	34,130
Change in net unrealized capital gains	—	—	(4,689)	(4,689)
Change in net deferred income tax	—	—	1,689	1,689
Change in nonadmitted assets and related items	—	—	(3,688)	(3,688)
Change in asset valuation reserve	—	—	4,373	4,373
Change in reserve valuation basis	—	—	(3,589)	(3,589)
Deferred coinsurance gain	—	—	(19,292)	(19,292)
Correction of errors, net of tax	—	—	1,992	1,992
Dividends to stockholder	—	—	(20,000)	(20,000)
Balance at December 31, 2022	9,600	87,976	140,161	237,737
Net income	—	—	37,555	37,555
Change in net unrealized capital losses	—	—	2,558	2,558
Change in net deferred income tax	—	—	5,785	5,785
Change in nonadmitted assets and related items	—	—	(3,390)	(3,390)
Change in asset valuation reserve	—	—	(4,912)	(4,912)
Deferred coinsurance gain	—	—	(18,832)	(18,832)
Correction of errors, net of tax	—	—	191	191
Balance at December 31, 2023	$9,600	87,976	159,116	256,692

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Cash Flow

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022	2021
Cash flow from operations:
Premiums, other considerations, and fund deposits	$232,876	200,655	192,792
Investment income	109,984	101,831	100,850
	342,860	302,486	293,642
Less:
Death and other benefits	232,649	157,851	147,003
Commissions, taxes, and other expenses	121,470	96,807	108,400
Net transfers from separate accounts	(17,799)	(5,741)	(8,918)
	336,320	248,917	246,485
Net cash provided by operations	6,540	53,569	47,157
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	137,348	165,343	412,347
Stocks	144	10,066	938
Mortgage loans on real estate	42,402	41,160	58,457
Other invested assets	900	331	—
Total investment proceeds	180,794	216,900	471,742
Less cost of investments acquired:
Bonds	184,233	280,616	552,420
Stocks	3,355	6,831	25,158
Mortgage loans on real estate	53,320	71,903	81,784
Other invested assets	11,167	6,614	13,005
Total investments acquired	252,075	365,964	672,367
Less increase (decrease) in contract loans	6,803	(563)	971
Net cash used in investing activities	(78,084)	(148,501)	(201,596)
Cash flow from financing and other miscellaneous sources:
Net deposits on deposit-type contracts and other liabilities	61,706	99,114	70,223
Dividends to stockholder	—	(20,000)	—
Change in receivable from parent due to cash concentration program	12,199	(17,775)	77,777
Other, net	4,547	(6,007)	(2,380)
Net cash provided by financing	78,452	55,332	145,620

Net increase (decrease) in cash, cash equivalents and short-term investments	6,908	(39,600)	(8,819)
Cash, cash equivalents and short-term investments:
Beginning of year	9,092	48,692	57,511
End of year	$16,000	9,092	48,692

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$26,670	(46,603)	(447)
Change in deferred gain on coinsurance reinsurance agreements	(18,832)	(19,292)	(736)

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(1)	Organization and Business

Organization

AuguStar Life Assurance Corporation (“ALAC” or the “Company”), formerly Ohio National Life Assurance Corporation (“ONLAC”) is a stock life insurance company wholly owned by AuguStar Life Insurance Company (“ALIC"), formerly The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ALIC is 100% owned by Constellation Insurance, Inc. (“CII”), formerly Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI"), formerly Ohio National Holdings, Inc. (“ONMH”) and Ohio National Mutual Holdings, Inc. (“ONMH”), a stock holding company organized under Ohio insurance laws.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement with Constellation Insurance, LP (“Constellation’), whereby Constellation would acquire ONMH. On March 31, 2022, ONMH demutualized, converted to a stock company and changed its name to ONHI. ONHI is owned directly by ONLH Holdings LP (“ONLP”). ONLP is an insurance holding company under the control of Constellation. Constellation is ultimately backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers”), two of the world’s largest, premier, long-term institutional investors. In November 2022, ONHI and ONFS changed their names to CIHI and CII, respectively.

All references to activity entered into while under the ONMH/ONHI, ONFS, ONLIC and ONLAC names impacting the Company throughout the remainder of these footnotes have been updated to the new names of CIHI, CII, ALIC and ALAC, respectively.

Business

The Company is a life, health (disability) and annuity insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, health (disability) and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments. The Company made the decision to cease selling its disability products as of May 1, 2023, while continuing to service and support existing clients.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

ALAC does not have any permitted or prescribed statutory accounting practices as of December 31, 2023, 2022 and 2021.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income on a GAAP basis versus capital and surplus and net income on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

●	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; fixed maturity securities designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity are carried at amortized cost; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	undistributed income and capital gains and losses for noncontrolling limited partnerships and limited liability companies investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

●	the asset valuation reserve and interest maintenance reserve are not recorded;

●	under GAAP “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from capital and surplus (see Note 3(b) for more information regarding nonadmitted assets);

●	changes in deferred taxes are recognized in either net income (loss) or other comprehensive income and not subject to the statutory limitation of 15% of capital and surplus;

●	there is a presentation of other comprehensive income and comprehensive income;

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;

●	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally certain deferred taxes, and certain receivables) have been excluded from total admitted assets by a direct charge to surplus.

(c)	Investments

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO and quoted market prices when information is not available from the SVO.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

Contract Loans

Contract loans, also referred to as policy loans, are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index call options as hedges for the indexed universal life products. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of unaffiliated surplus notes and investments in unaffiliated limited partnerships and limited liability companies. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lesser of amortized cost or fair value for NAIC ratings 3 through 6.

The Company’s investments in limited partnerships and limited liability companies are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of these investments are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. Income distributed from these investments are included in Net investment income on the Statutory Statements of Income. The Company has no investments in limited partnerships or limited liability companies that exceed 10% of its admitted assets.

The statement value of limited partnerships and limited liability companies are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for these investments for the years ended December 31, 2023 and 2022.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within Net investment income in the Statutory Statements of Income.

(d)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual life represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). The difference between full account value and CRVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CRVM is reflected in the Statutory Statements of Income as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets. The Company’s expenses reflects benefits paid, changes in reserves, expense allowances and cost of insurance.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in net transfers from separate accounts in the Statutory Statements of Income. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(e)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products, are recorded as premiums when due. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(f)	Reserves for Future Policy Benefits

Life Policies and Contracts

Reserves for traditional life products are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions currently being used for the majority of new policies issued is the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1958 CSO table with interest rates of 3.0% to 6.0%, the 1980 CSO table with interest rates of 3.0% to 6.0%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

Reserves for universal life policies without secondary guarantees and variable universal life policies have been calculated based on participants’ net contributions plus interest credited less applicable contract charges, less an initial allowance according to CRVM. During 2022, the Company received approval from the Department to change its valuation method for its indexed universal life policies from CRVM with Update Market Value (“UMV”) to CRVM with Update Average Market Value (“UAMV”). The Company recognized a change in basis of valuation of $3,589 in unassigned surplus during 2022, as shown on the Statutory Statements of Changes in Capital and Surplus.

Reserves for universal life policies containing secondary guarantees are calculated in accordance with Actuarial Guideline 38 (“AG38”).

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $112,728,920 and $120,828,886 of individual life insurance in force as of December 31, 2023 and 2022, respectively, and $1,362,672 and $1,458,856 of related reserves as of December 31, 2023 and 2022, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate, determined from a seriatim valuation file, to the mean average reserves. Universal life and variable life insurance products use a formula which applies a weighted average credited rate to the mean account value.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

Annuity and Other Deposit Funds

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates, and various contract provisions. The average interest rates credited on these annuity policies were 3.15%, 3.14% and 3.14% for the years ended December 31, 2023, 2022 and 2021, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.75% to 8.75%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%) or the IAR2012 Mortality Table (interest rates of 1.00% to 5.00%).

(g)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Income impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(i)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $350,000 and $280,000 as of December 31, 2023 and 2022, respectively, which are included in deposit type funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2023	2022
Membership stock - Class B	$2,525	2,545
Activity stock	15,550	12,175
Total	$18,075	14,720
Actual or estimated borrowing capacity as determined by the insurer	$350,000	280,002

Membership stock eligible and not eligible for redemption at December 31, 2023 is as follows:

		Not eligible		6 months	1 to less
Membership	Current	for	Less than	to less than	than 3	3 to 5
stock	year total	redemption	6 months	1 year	years	years
Class B	$2,525	2,525	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2023	2022
Total collateral pledged:
Fair value	$439,213	340,244
Carrying value	463,438	369,026
Total borrowing	350,000	280,000

The maximum amount pledged as of December 31 is as follows:

	2023	2022
Maximum amount pledged:
Fair value	$439,213	340,244
Carrying value	463,438	369,026
Total borrowing	350,000	280,000

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

		Funding
		agreements
	General	reserves
2023	account	established
Funding agreements	$350,000	350,000

2022
Funding agreements	$280,000	280,000

The maximum amount available during the reporting period ended December 31, 2023 is $350,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

(j)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Income as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, CIHI. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022. The Company is not subject to CAMT for 2023.

(k)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(l)	New Accounting Standards

In October 2023, the NAIC issued revisions to SSAP No. 20, Nonadmitted Assets and SSAP No. 21, Other Admitted Assets, the update includes consistency revisions to SSAP No. 20. Revisions to SSAP No. 21R provide more detail on qualifying collateral, require information to support fair value of collateral to be available on request, and provide audit transition guidance for equity collateral from entities in the scope of SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 97, Investments to Subsidiary, Controlled and Affiliated Entities. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-03 to SSAP No. 4, Assets and Nonadmitted Assets, SSAP No. 9, Subsequent Events and, SSAP No. 101, Income Taxes. The INT provides guidance for CAMT reporting on or after year-end 2023 and addresses accounting, the statutory valuation allowance, admissibility, disclosures, and year-end 2023 transition. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-01, Negative IMR Admitted Asset, effective August 13, 2023. The interpretation provides an optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve will be automatically nullified on January 1, 2026. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued revisions to SSAP No. 26R, Bonds and SSAP No. 43R, Loan-Backed and Structured Securities, effective January 1, 2025. These revisions adopt a new principles-based bond definition and the accounting for issuer credit obligations and asset-backed securities. The Company is in the process of assessing the impact of this standard on its statutory financial statements.

In August 2023, the NAIC issued revisions to SSAP No.43R, Loan-Backed and Structured Securities, effective December 31, 2023. These revisions incorporate changes to add collateralized loan obligations (“CLOs”) to the financial modeling guidance and to clarify that CLOs are not captured as legacy securities. The adoption of this guidance did not impact the Company’s statutory financial statements.

In April 2020, May 2021, and August 2023, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. The adoption of this guidance did not impact the Company’s statutory financial statements.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(m)	Subsequent Events

The Company has evaluated subsequent events through March 28, 2024, the date the statutory financial statements were available to be issued, and no events have occurred subsequent to the statutory statements of admitted assets, liabilities, and capital and surplus date and before the date of evaluation that would require disclosure.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its general account life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-Security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Banking risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances, and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts. Subsequent to the balance sheet date, there have been prominent bank failures in the United States that resulted in a seizure by government agencies. The Company has no direct exposure to these failures, but as a result of these failures the Company is examining all of its bank relationships to ensure they are sufficiently protected from potential future failures. The Company will continue to monitor the ongoing situation.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s indexed universal life contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia, Ukraine, Israel or Palestine. However, the ongoing conflict between the two countries is impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments and separate account assets.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; unaffiliated surplus notes; derivatives; common stocks; securities lending reinvested collateral; asset-backed, mortgage-backed, private placement and equity securities.

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed securities, common stocks and other invested assets.

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2023
Assets:
Investments:
Bonds	$—	120	—	120
Preferred stock	—	1,711	—	1,711
Common stocks	—	18,075	251	18,326
Cash, cash equivalents and short-term investments	16,000	—	—	16,000
Other invested assets	—	—	12,436	12,436
Derivatives	—	6,521	—	6,521
Securities lending reinvested collateral assets	—	66,538	—	66,538
Other assets:
Separate account assets	271,216	—	—	271,216
Total assets	$287,216	92,965	12,687	392,868

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Level 1	Level 2	Level 3	Total
2022
Assets:
Investments:
Bonds	$—	104	—	104
Preferred stock	—	1,529	—	1,529
Common stocks	—	14,721	583	15,304
Cash, cash equivalents and short-term investments	9,092	—	—	9,092
Other invested assets	—	—	7,350	7,350
Derivatives	—	2,212	—	2,212
Securities lending reinvested collateral assets	—	39,876	—	39,876
Other assets:
Separate account assets	246,895	—	—	246,895
Total assets	$255,987	58,442	7,933	322,362

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

		NAIC
	Carrying	estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2023
Assets:
Investments:
Bonds	$2,045,808	1,823,422	4,167	1,795,774	23,481
Preferred stocks	16,711	14,909	—	1,711	13,198
Common stocks	18,326	18,326	—	18,075	251
Mortgage loans on real estate	463,087	433,074	—	—	433,074
Contract loans	129,953	142,532	—	—	142,532
Cash, cash equivalents and short-term investments	16,000	16,000	16,000	—	—
Derivatives	6,521	6,521	—	6,521	—
Other invested assets	42,771	39,417	—	26,981	12,436
Securities lending reinvested collateral assets	66,540	66,538	—	66,538	—
Other assets:
Separate account assets	271,216	27,126	271,216	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$20,088	19,413	—	19,413	—
Guaranteed investment contracts	350,000	332,093	—	332,093	—
Separate account liabilities	271,216	271,216	271,216	—	—

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

		NAIC
	Carrying	estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2022
Assets:
Investments:
Bonds	$2,002,471	1,721,450	3,857	1,700,079	17,514
Preferred stocks	16,529	14,447	—	1,529	12,918
Common stocks	15,304	15,304	—	14,721	583
Mortgage loans on real estate	452,170	415,949	—	—	415,949
Contract loans	123,150	136,516	—	—	136,516
Cash, cash equivalents and short-term investments	9,092	9,092	9,092	—	—
Derivatives	2,212	2,212	—	2,212	—
Other invested assets	37,313	34,027	—	26,677	7,350
Securities lending reinvested collateral assets	39,870	39,876	—	39,876	—
Other assets:
Separate account assets	246,895	246,895	246,895	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$22,498	21,303	—	21,303	—
Guaranteed investment contracts	280,000	259,493	—	259,493	—
Separate account liabilities	246,895	246,895	246,895	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

Common stocks are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash is comprised of bank deposits.

Derivatives – The Company enters into long-term investments comprised of equity index call options to economically hedge guarantees on riders for certain insurance contracts. The equity index call options are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Other invested assets – Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

Assets	Common Stocks	Other Invested Assets	Total Assets
December 31, 2021	$—	3,712	3,712

Net investment gains/(losses):
In earnings (realized and unrealized)	—	(893)	(893)

Purchases	583	4,862	5,445
Disposals	—	(331)	(331)

December 31, 2022	583	7,350	7,933

Net investment gains/(losses):
In earnings (realized and unrealized)	(188)	88	(100)

Purchases	—	5,898	5,898
Disposals	(144)	(900)	(1,044)

December 31, 2023	$251	12,436	12,687

Change in unrealized gains (losses):
Still held at December 31:
2022	$—	—	—

2023	$—	—	—

Asset Transfers Between Levels

The Company will review its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities.

There were no transfers between levels in 2023 or 2022.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period. During 2022, rising inflation led to increases in interest rates resulting in larger unrealized losses on the Company’s investment portfolio. During 2023, inflation began to stabilize and reduction in interest rates resulted in a decrease in the Company’s unrealized losses in its investment portfolio.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2023
	Carrying value *	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$61,121	992	(1,768)	60,345
All other governments	8,976	—	(1,254)	7,722
States, territories and possessions	208,947	455	(27,231)	182,171
Political subdivisions of states	2,511	—	(18)	2,493
Special revenue and assessment	49,852	1,273	(1,185)	49,940
Industrial and miscellaneous	1,712,401	10,357	(203,981)	1,518,777
Hybrid securities	2,000	—	(26)	1,974
Total bonds	$2,045,808	13,077	(235,463)	1,823,422
Preferred stocks	$16,711	—	(1,802)	14,909
Common stocks	$18,514	—	(188)	18,326

*	Represents cost for Common stocks

	2022
	Carrying value *	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$25,820	54	(1,863)	24,011
All other governments	8,974	—	(1,660)	7,314
States, territories and possessions	238,426	211	(35,631)	203,006
Political subdivisions of states	3,472	—	(54)	3,418
Special revenue and assessment	21,497	68	(1,337)	20,228
Industrial and miscellaneous	1,702,282	7,286	(247,970)	1,461,598
Hybrid securities	2,000	—	(125)	1,875
Total bonds	$2,002,471	7,619	(288,640)	1,721,450
Preferred stocks	$16,529	—	(2,082)	14,447
Common stocks	$15,304	—	—	15,304

*	Represents cost for Common stocks

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $3,467 and $3,238 were on deposit with various regulatory agencies as required by law as of December 31, 2023 and 2022, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$116,913	104,204
Due after one year through five years	675,382	601,966
Due after five years through ten years	551,084	491,180
Due after ten years	702,429	626,072
Total	$2,045,808	1,823,422

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2023
Bonds:
U.S. government	$—	—	21,266	(1,768)	21,266	(1,768)
All other governments	—	—	7,722	(1,254)	7,722	(1,254)
States, territories and possessions	8,163	(78)	150,509	(27,153)	158,672	(27,231)
Political subdivisions of states	1,437	(8)	1,056	(10)	2,493	(18)
Special revenue and assessment	—	—	13,454	(1,185)	13,454	(1,185)
Industrial and miscellaneous	79,651	(3,657)	1,250,543	(200,324)	1,330,194	(203,981)
Hybrid securities	—	—	1,974	(26)	1,974	(26)
Total bonds	89,251	(3,743)	1,446,524	(231,720)	1,535,775	(235,463)
Preferred and common stocks	251	(188)	13,198	(1,802)	13,449	(1,990)
Total	$89,502	(3,931)	1,459,722	(233,522)	1,549,224	(237,453)

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2022
Bonds:
U.S. government	$19,154	(1,419)	4,672	(444)	23,826	(1,863)
All other governments	7,314	(1,660)	—	—	7,314	(1,660)
States, territories and possessions	176,534	(30,759)	11,948	(4,872)	188,482	(35,631)
Political subdivisions of states	3,418	(54)	—	—	3,418	(54)
Special revenue and assessment	17,742	(1,337)	—	—	17,742	(1,337)
Industrial and miscellaneous	1,261,747	(222,647)	72,002	(25,323)	1,333,749	(247,970)
Hybrid securities	1,875	(125)	—	—	1,875	(125)
Total bonds	1,487,784	(258,001)	88,622	(30,639)	1,576,406	(288,640)
Preferred and common stocks	12,918	(2,082)	—	—	12,918	(2,082)
Total	$1,500,702	(260,083)	88,622	(30,639)	1,589,324	(290,722)

The tables below summarize the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than 12 months	12 months or longer	Total
2023
99.9%-80%:
U.S. government	$—	(1,768)	(1,768)
All other governments	—	(1,254)	(1,254)
States, territories and possessions	(78)	(8,011)	(8,089)
Political subdivisions of states	(8)	(10)	(18)
Special revenue and assessment	—	(1,185)	(1,185)
Industrial and miscellaneous	(2,398)	(85,468)	(87,866)
Hybrid securities	—	(26)	(26)
Below 80%:
States, territories and possessions	—	(19,142)	(19,142)
Industrial and miscellaneous	(1,259)	(114,856)	(116,115)
Total	$(3,743)	(231,720)	(235,463)

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Less than 12 months	12 months or longer	Total
2022
99.9%-80%:
U.S. government	$(1,419)	(444)	(1,863)
All other governments	(981)	—	(981)
States, territories and possessions	(10,425)	—	(10,425)
Political subdivisions of states	(54)	—	(54)
Special revenue and assessment	(1,337)	—	(1,337)
Industrial and miscellaneous	(96,478)	(2,441)	(98,919)
Hybrid securities	(125)	—	(125)
Below 80%:
All other governments	(679)	—	(679)
States, territories and possessions	(20,334)	(4,872)	(25,206)
Industrial and miscellaneous	(126,169)	(22,882)	(149,051)
Total	$(258,001)	(30,639)	(288,640)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments. An analysis which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

●	overall business climate, including litigation and government actions;

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

●	rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

As of December 31, 2023, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $231,164. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $7,523 and unrealized losses of $17. Loan-backed and structured securities in an unrealized loss position for greater than 12 months had a fair value of $223,641 and unrealized losses of $24,653. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

Total unrealized losses decreased from December 31, 2022 to December 31, 2023 due mainly to the decrease in intermediate term interest rates and lower credit spreads during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2023 and 2022 reflect temporary fluctuations in economic factors (including interest related declines) that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of the commercial mortgage loan portfolio as of December 31, 2023 and 2022 were $462,269 and $451,315, respectively.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The minimum and maximum gross lending rates for commercial mortgage loans for the years ended December 31 were:

	2023	2022
Minimum	5.2%	3.4%
Maximum	6.5	6.0

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 14.8% of the total portfolio as of December 31, 2023 and 2022.

The states that exceed 10% of the total loan portfolio were as follows as of December 31:

	2023	2022
Texas	$58,325	66,978
Ohio	50,559	52,633

Commercial Mortgage Loans

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
LTV	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
2023
0% - 50%	$122,964	50,044	44,447	47,082	25,731	2,130	292,398
50% - 60%	7,185	5,612	15,186	35,709	4,222	2,035	69,949
60% - 70%	—	—	4,511	13,102	6,824	6,114	30,551
70% - 80%	—	—	—	9,609	10,592	11,876	32,077
80% and greater	—	—	—	7,584	20,294	9,416	37,294
Total	$130,149	55,656	64,144	113,086	67,663	31,571	462,269
2022
0% - 50%	$108,286	33,290	58,018	43,023	11,806	2,743	257,166
50% - 60%	12,637	—	20,295	43,967	4,963	—	81,862
60% - 70%	—	3,702	6,814	20,690	23,208	6,471	60,885
70% - 80%	—	—	9,072	11,176	3,155	12,176	35,579
80% and greater	—	—	—	—	5,237	10,586	15,823
Total	$120,923	36,992	94,199	118,856	48,369	31,976	451,315

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2023 and 2022.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Residential Mortgage Loans

The Company considers performing mortgages to be those loans that are either current on payments or delinquent by four payments or less. Upon missing the fifth payment, the Company considers these loans nonperforming. In accordance with the mortgage agreement, performing mortgages continue to record principal and interest. All loans classified as nonperforming are considered to be impaired.

Management continually monitors residential mortgages to determine their status. Residential mortgages that are nonperforming are required to have an appraisal every two years. Based on the appraised value, management determines if an adjustment to the carrying value is necessary. All loans classified as nonperforming have been placed on nonaccrual status.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following table summarizes the residential mortgage loan portfolio, net of allowance, performing and nonperforming positions which was last updated as of December 31:

	2023	2022
Residential mortgage loans
Performing	$818	855
Nonperforming	—	—
Total	$818	855

Mortgage Loan Aging

The table below depicts the commercial and residential mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2023
Commercial	$—	—	—	—	462,269	462,269	—
Residential	—	—	—	—	818	818	—
Total	$—	—	—	—	463,087	463,087	—
2022
Commercial	$—	—	—	—	451,315	451,315	—
Residential	—	—	—	—	855	855	—
Total	$—	—	—	—	452,170	452,170	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2023 or 2022. There were no mortgage loan write-downs in 2023, 2022 or 2021. The Company did not have an allowance for credit losses at December 31, 2023 or 2022.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Residential mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once residential mortgages are classified as nonaccrual loans, interest income is recognized under the cash basis.

The Company had no mortgage loans on nonaccrual status as of December 31, 2023 or 2022.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2023, 2022 or 2021.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2023 or 2022.

No mortgages were sold to CII in 2023, 2022 or 2021.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Securities Lending

As of December 31, 2023 and 2022, the Company received $66,540 and $39,870, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2023 and 2022. The estimated fair value of loaned securities was $66,397 and $38,734 as of December 31, 2023 and 2022, respectively.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized (losses) gains	Change in unrealized (losses) gains	Total investment (losses) gains
2023
Bonds	$(2,839)	(18)	(2,857)
Common stocks	—	(4)	(4)
Derivative instruments	431	2,492	2,923
Other	—	88	88
Total	(2,408)	2,558	150
Less amount credited to interest maintenance reserve	(1,680)	—	(1,680)
Net (losses) gains before tax	(728)	2,558	1,830
Taxes on investment (losses) gains	948	(657)	291
Admitted deferred tax asset	—	657	657
Net gains after tax	$220	2,558	2,778

	Realized (losses) gains	Change in unrealized (losses) gains	Total investment (losses) gains
2022
Bonds	$(3,592)	(8)	(3,600)
Common stocks	39	(1,570)	(1,531)
Derivative instruments	(1,457)	(2,317)	(3,774)
Other	—	(794)	(794)
Total	(5,010)	(4,689)	(9,699)
Less amount credited to interest maintenance reserve	326	—	326
Net losses before tax	(5,336)	(4,689)	(10,025)
Taxes on investment losses	(267)	1,009	742
Admitted deferred tax asset	—	(1,009)	(1,009)
Net losses after tax	$(5,603)	(4,689)	(10,292)

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2021
Bonds	$4,383	—	4,383
Common stocks	141	1,003	1,144
Derivative instruments	2,363	119	2,482
Other	—	1,618	1,618
Total	6,887	2,740	9,627
Less amount credited to interest maintenance reserve	4,404	—	4,404
Net gains before tax	2,483	2,740	5,223
Taxes on investment gains	(451)	(228)	(679)
Admitted deferred tax asset	—	228	228
Net gains after tax	$2,032	2,740	4,772

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital gains (losses) on investments, as shown in the tables above, include write-downs for OTTI of $24, $3,879 and $168 for the years ended December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023, securities with a carrying value of $3,502, which have a cumulative write-down of $2,336 due to OTTI, remained in the Company’s investment portfolio.

Included in the write downs for OTTI are write downs for OTTI on loan-backed and structured securities of $24, $206 and $79 for 2023, 2022 and 2021, respectively. The table below lists each security that recognized OTTI impairment in 2023 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/adjusted carrying value amortized cost before current period OTTI	Projected cash flows	Recognized OTTI in current period	Amortized cost after OTTI	Fair value	Date of financial statement when reported
12669GC82	$132	108	24	108	112	6/30/2023
Total	$132	108	24	108	112

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2023, 2022 and 2021 were $87,044, $88,665 and $324,866, respectively. Gross gains of $126, $191 and $6,170 and gross losses of $2,931, $146 and $1,094 were realized on those transactions in 2023, 2022 and 2021, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity index call options to economically hedge liabilities embedded in indexed universal life products.

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2023
Equity index call options	$6,521	201,310	—	—
Total	$6,521	201,310	—	—
2022
Equity index call options	$2,212	170,541	—	—
Total	$2,212	170,541	—	—

*	Included in derivatives

**	Included in other liabilities

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2023		2022
		Net of		Net of
	Gross	loading	Gross	loading
Ordinary new business	$645	27	1,469	97
Ordinary renewal	68,835	117,156	69,025	121,477
Total	$69,480	117,183	70,494	121,574

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable universal life.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2023 and 2022, the Company’s separate account statement included legally insulated assets of $271,216 and $246,895, respectively. These assets are legally insulated from the general account and are attributed to variable universal life.

At December 31, 2023 and 2022, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2023 and 2022, the general account of the Company had a maximum guarantee for separate account liabilities of $0.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2023	$41
2022	45
2021	48
2020	51
2019	57

As of December 31, 2023, 2022 and 2021, the general account of the Company did not make any payments towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2023	2022	2021
Premiums, considerations or deposits for year end	$7,555	8,554	9,583

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022
Reserves for accounts with assets at:
Market value	$268,683	243,185
Amortized cost	4,762	5,404
Total reserves	$273,445	248,589
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	273,445	248,589
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	273,445	248,589
Not subject to discretionary withdrawal	—	—
Total reserves	$273,445	248,589

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2023	2022	2021
Transfers as reported in the summary of operations of the
Separate Accounts Statement:
Transfers to separate accounts	$7,332	8,528	9,552
Transfers from separate accounts	(33,650)	(23,512)	(27,203)
Net transfers from separate accounts before reconciling adjustments	(26,318)	(14,984)	(17,651)
Reconciling adjustments:
Policyholder charges	9,631	10,151	9,768
Other, net	(577)	(854)	(829)
Net transfers from separate accounts	$(17,264)	(5,687)	(8,712)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for traditional life policies and contracts, accident and health policies, universal life policies and investment contracts.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 3.0% to 6.0%.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Reserves are calculated using withdrawal, discount, mortality and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2023:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	22,675	—	22,675	76.9%
Not subject to discretionary withdrawal	6,811	—	6,811	23.1%
Total, gross	29,486	—	29,486	100.0%
Reinsurance ceded	12,727	—	12,727
Total, net	$16,759	—	16,759

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	(110)	—	(110)	0.0%
Not subject to discretionary withdrawal	353,600	—	353,600	100.0%
Total, gross	353,490	—	353,490	100.0%
Reinsurance ceded	—	—	—
Total, net	$353,490	—	353,490

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2023:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$16,028
Supplementary contracts with life contingencies, net	731
Deposit-type contracts	353,490
Subtotal	370,249
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$370,249

As of December 31, 2023, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,871,354	3,529,226	3,703,180	—	—	—
Universal life with secondary guarantees	173,460	170,703	339,809	—	—	—
Indexed universal life with secondary guarantees	142,380	82,630	113,690	—	—	—
Indexed life	2,355	1,829	2,355
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	44,035	41,137	44,243	271,216	271,216	273,445
Miscellaneous reserves	—	—	1,824	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,392,576	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	21,424	XXX	XXX	—
Disability - disabled lives	XXX	XXX	14,588	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	6,825	XXX	XXX	—
Total, gross	4,233,584	3,825,525	5,640,514	271,216	271,216	273,445
Reinsurance ceded	1,942,932	1,941,029	3,506,759	—	—	—
Total, net	$2,290,652	1,884,496	2,133,755	271,216	271,216	273,445

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2023:

Life, accident and health Annual Statement:
Life insurance, net	$2,133,755
Separate Accounts Annual Statement:
Life insurance, net	273,445
Total life reserves, net	$2,407,200

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2022:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	27,338	—	27,338	79.9%
Not subject to discretionary withdrawal	6,882	—	6,882	20.1%
Total, gross	34,220	—	34,220	100.0%
Reinsurance ceded	16,243	—	16,243
Total, net	$17,977	—	17,977

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	(98)	—	(98)	0.0%
Not subject to discretionary withdrawal	284,783	—	284,783	100.0%
Total, gross	284,685	—	284,685	100.0%
Reinsurance ceded	—	—	—
Total, net	$284,685	—	284,685

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2022:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$17,224
Supplementary contracts with life contingencies, net	753
Deposit-type contracts	284,685
Subtotal	302,662
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$302,662

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

As of December 31, 2022, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,770,688	3,599,515	3,772,644	—	—	—
Universal life with secondary guarantees	202,147	195,599	367,027	—	—	—
Indexed universal life with secondary guarantees	114,858	67,561	86,795	—	—	—
Indexed life	142	51	142
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	45,979	13,717	46,500	246,895	246,895	248,589
Miscellaneous reserves	—	—	2,011	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,481,743	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	22,141	XXX	XXX	—
Disability - disabled lives	XXX	XXX	14,332	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	7,782	XXX	XXX	—
Total, gross	4,133,814	3,876,443	5,801,117	246,895	246,895	248,589
Reinsurance ceded	2,037,209	2,034,011	3,679,740	—	—	—
Total, net	$2,096,605	1,842,432	2,121,377	246,895	246,895	248,589

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2022:

Life, accident and health Annual Statement:
Life insurance, net	$2,121,377
Separate Accounts Annual Statement:
Life insurance, net	248,539
Total life reserves, net	$2,369,916

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2023	2022	2021
Claim reserves, beginning of year	$83,709	70,041	64,285
Less reinsurance recoverables	(2,440)	(2,684)	(3,736)
Net claim reserves, beginning of year	81,269	67,357	60,549
Claims paid related to:
Current year	(150)	(151)	(103)
Prior years	(11,865)	(10,825)	(9,900)
Total claims paid	(12,015)	(10,976)	(10,003)
Incurred related to:
Current year’s incurred	19,617	20,017	10,514
Current year’s interest	367	384	238
Prior years' incurred	(9,786)	1,798	3,147
Prior years' interest	3,134	2,689	2,912
Total incurred	13,332	24,888	16,811
Net claim reserves, end of year	82,586	81,269	67,357
Plus reinsurance recoverables	2,926	2,440	2,684
Claims reserves, end of year	$85,512	83,709	70,041

 AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and affiliates. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2023 and 2022, a non-affiliated reinsurer held a letter of credit of $590 and $381, respectively. As of December 31, 2023 and 2022, affiliated reinsurers held assets in trust with an estimated fair value of $456,040 and $431,047, respectively, as discussed in more detail below.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies.

Effective July 1, 2019, the Company entered into a reinsurance agreement to coinsure 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of this transaction, bonds and cash carried at the amount of $1,020,653 were transferred to the reinsurer, resulting in a pre-tax realized gain of $71,585 for the year ended December 31, 2019. This transaction resulted in IMR of $58,109 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $24,387, which was recorded in surplus at the contract’s inception.

Effective December 31, 2021, the Company entered into a coinsurance funds withheld/yearly renewable term reinsurance agreement with a third party reinsurer certified in the State of Ohio in which the Company ceded term insurance policies. The treaty contained a provision for statutory surplus relief of $4,500 as the initial ceding commission to offset the first year policy expenses. The initial ceding commission will be repaid, with interest, over a three year period. The transaction resulted in a deferred reinsurance gain of $4,510 that was recorded to unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Affiliate Reinsurance

ALIC assumes certain accident and health insurance policies and BOLI policies issued by the Company, but ceased reinsuring new policies in October 2016. Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”), an affiliated reinsurer, and Camargo Re Captive, Inc. (“CMGO”), an affiliated reinsurer, assume certain term life policies issued by the Company.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

As noted above, the Company participates in six reinsurance agreements where term life policies and universal life policies with secondary guarantees are ceded to affiliated captive reinsurers. The applicable standard for reinsurance agreements between the Company and affiliated captives MONT and KENW is the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“the Model Regulation”), as defined in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance. MONT and KENW are exempt from Actuarial Guideline 48 (“AG 48”) under the grandfathering provision. The following tables summarize the reserve credit taken and the assets supporting the XXX and AXXX reserves ceded by the Company to MONT and KENW:

2023
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$188,627	125,578	96,652	222,230	33,603
MONT	XXX	7/1/2012	107,342	71,569	55,439	127,008	19,666
KENW	XXX	12/31/2013	512,287	247,154	309,227	556,381	44,094

2022
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$188,623	117,707	97,246	214,953	26,330
MONT	XXX	7/1/2012	111,968	73,413	60,966	134,379	22,411
KENW	XXX	12/31/2013	541,599	229,090	332,025	561,115	19,516

The Company’s affiliated captive CMGO is AG48 compliant and CMGO is an authorized reinsurer in Ohio.

For CMGO’s contracts, funds called primary security assets (“PSL assets”) are required to be held at levels specified in the Model Regulation. These funds, consisting of cash and NAIC 1-3 rated securities, are held on behalf of the Company as security under the reinsurance agreement on a trust basis, and are maintained at an amount greater than the required level of PSL assets. Funds called other security assets (“OS assets”) are also held, consisting primarily of stop loss agreements, at a level at least equal to the difference between statutory reserves and the amount of the PSL assets. The following tables include additional information pertaining to the XXX reserves ceded by the Company to CMGO as of December 31, 2023 and 2022:

 AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

2023
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$383,337	188,442	233,258	(150,079)	194,858	44,779

2022
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$361,426	171,404	215,791	(145,635)	190,680	45,045

Further information on the activities related to ALAC’s ceded business is as follows for the years ended December 31:

	2023		2022		2021
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Premiums ceded	$112,119	111,396	125,250	128,759	130,763	148,257
Benefits incurred	127,255	150,052	98,928	159,449	108,027	194,018
Commision and expense allowance	18,531	10,965	32,575	14,894	23,410	12,107

	2023		2022
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Reserve for future policy benefits	$2,062,941	1,573,425	2,137,270	1,670,578
Policy and contract claims payable	26,233	11,525	22,968	25,218
Reinsurance recoverable	—	(22)	—	6,975

Affiliate Reinsurance Agreements

The details of the Company’s affiliate reinsurance agreements are as follows:

Effective December 31, 2015, the Company entered into a 100% coinsurance reinsurance agreement with CMGO. The agreement is 100% coinsurance of one in force block of business to CMGO. This block consists of 10, 15 and 20 year term policies issued beginning January 1, 2015, and includes policies issued within this block through December 31, 2017. Effective December 31, 2018, the Company amended the coinsurance agreement to include Term 10-year, 15-year, and 20-year level policies issued between January 1, 2018 and December 31, 2019. CMGO provides security under the reinsurance agreement to back the ceded reserve credit taken by the Company by supporting both the required level of primary security (“PSL”) and the required level of other security pursuant to AG48. The PSL is secured by assets in trust comprised of corporate and government bonds, collateralized mortgage obligations and cash. The other security is supported by a stop loss asset provided through an external reinsurance agreement.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

On July 1, 2014, the reinsurance agreement, dated February 1, 1981, between ALAC and ALIC for accident and health insurance (disability insurance) was amended. ALAC recaptured the disability insurance business from ALIC that was previously ceded under the agreement. The transaction was a recapture of $57,212 in previously ceded premiums which was recorded in accident and health insurance premiums in the Statutory Statements of Income and $58,052 recapture of previously ceded reserves which was recorded in benefits and claims expenses in the Statutory Statements of Income and future policy benefits and claims liability on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2013.

Effective July 1, 2012, the Company amended the existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective June 30, 2009 the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from April 1, 2004 to December 31, 2008. Policies issued between April 1, 2004 and June 30, 2008 which were ceded to a nonaffiliated reinsurer were excluded and not reinsured under this amendment.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Effective December 31, 2008 the Company entered into a 100% coinsurance reinsurance agreement with MONT. The agreement included 100% coinsurance to cede 10 year term policies issued from January 1, 2000 to March 31, 2004.

Net traditional life and accident and health insurance premiums earned are summarized as follows for the years ended December 31:

	2023	2022	2021
Direct premiums earned	$492,621	487,301	491,693
Reinsurance assumed	110	156	183
Reinsurance ceded	(223,515)	(254,009)	(279,020)
Net premiums earned	$269,216	233,448	212,856

(14)	Bank Line of Credit

In April 2016, CII obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, CII increased this credit facility by $50,000 to $575,000. In March 2018, CII increased the existing credit facility by $325,000 to $900,000. The credit facility would have matured in March 2023. During 2021, this facility was closed.

On May 7, 2021, CII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes and will mature in May 2026. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. CII did not utilize this facility as of December 31, 2023 or 2022 for the benefit of the Company.

There was no interest or fees paid by the Company on these credit facilities in 2023, 2022 or 2021.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2023
Gross deferred tax assets	$105,706	626	106,332
Statutory valuation allowance adjustments	(41)	—	(41)
Adjusted gross deferred tax assets	105,665	626	106,291
Nonadmitted deferred tax assets	(46,373)	—	(46,373)
Admitted deferred tax assets	59,292	626	59,918
Deferred tax liabilities	(27,695)	(1,244)	(28,939)
Admitted deferred tax assets, net	$31,597	(618)	30,979

2022
Gross deferred tax assets	$97,410	906	98,316
Statutory valuation allowance adjustments	(54)	—	(54)
Adjusted gross deferred tax assets	97,356	906	98,262
Nonadmitted deferred tax assets	(42,888)	(117)	(43,005)
Admitted deferred tax assets	54,468	789	55,257
Deferred tax liabilities	(25,249)	(789)	(26,038)
Admitted deferred tax assets, net	$29,219	—	29,219

Change
Gross deferred tax assets	$8,296	(280)	8,016
Statutory valuation allowance adjustments	13	—	13
Adjusted gross deferred tax assets	8,309	(280)	8,029
Nonadmitted deferred tax assets	(3,485)	117	(3,368)
Admitted deferred tax assets	4,824	(163)	4,661
Deferred tax liabilities	(2,446)	(455)	(2,901)
Admitted deferred tax assets, net	$2,378	(618)	1,760

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2023
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	30,979
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	33,857
Lesser of (1) or (2)	30,979	—	30,979
Deferred tax liabilities	27,695	1,244	28,939
Admitted deferred tax assets as the result of application of SSAP No. 101	$58,674	1,244	59,918

2022
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	29,219
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	31,278
Lesser of (1) or (2)	29,219	—	29,219
Deferred tax liabilities	25,249	789	26,038
Admitted deferred tax assets as the result of application of SSAP No. 101	$54,468	789	55,257

Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	1,760
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	2,579
Lesser of (1) or (2)	1,760	—	1,760
Deferred tax liabilities	2,446	455	2,901
Admitted deferred tax assets	$4,206	455	4,661

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2023	2022	Change
Ratio percentage used to determine recovery period and threshold limitation amount in above adjusted gross deferred tax assets	669.60%	616.14%	53.46%

Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$249,774	227,668	22,106

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2023
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

2022
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2023	2022	2021
Current year federal tax expense (benefit) - ordinary income	$9,286	(349)	(339)
Current year foreign tax expense - ordinary income	—	—	—
Subtotal	9,286	(349)	(339)

Current year tax (benefit) expense - net realized capital gains	(1,301)	335	1,376

Utilization of capital loss carry forwards	—	—	—

Other	—	—	—

Federal and foreign income taxes incurred	$7,985	(14)	1,037

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2023	2022	2021	Change from 2022	Change from 2021
Ordinary:
Unearned premium reserve	$359	352	285	7	67
Policyholder reserves	44,764	39,266	42,712	5,498	(3,446)
Deferred acquisition costs	53,855	48,165	45,202	5,690	2,963
Section 807(f) reserves	3,556	4,749	5,518	(1,193)	(769)
Policyholder reserves - tax reform transition	2,192	3,288	4,384	(1,096)	(1,096)
Other	980	1,590	1,057	(610)	533
Ordinary deferred tax assets	105,706	97,410	99,158	8,296	(1,748)
Statutory valuation allowance adjustment	(41)	(54)	—	13	(54)
Nonadmitted ordinary deferred tax assets	(46,373)	(42,888)	(39,317)	(3,485)	(3,571)
Admitted ordinary deferred tax assets	59,292	54,468	59,841	4,824	(5,373)

Capital:
Investments	188	739	171	(551)	568
Net capital loss carryforward	438	167	—	271	167
Capital deferred tax assets	626	906	171	(280)	735

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	—	(117)	—	117	(117)
Admitted capital deferred tax assets	626	789	171	(163)	618
Admitted deferred tax assets	$59,918	55,257	60,012	4,661	(4,755)

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Deferred tax liabilities:	2023	2022	2021	Change from 2022	Change from 2021
Ordinary:
Section 807(f) adjustment	$3,150	—	1,451	3,150	(1,451)
Deferred and uncollected premiums	24,309	25,249	26,346	(940)	(1,097)
Investments	236	—	613	236	(613)
Other	—	—	19	—	(19)
Ordinary deferred tax liabilities	27,695	25,249	28,429	2,446	(3,180)

Capital:
Investments	495	—	546	495	(546)
Real estate	749	789	828	(40)	(39)
Unrealized capital gains	—	—	—	—	—
Capital deferred tax liabilities	1,244	789	1,374	455	(585)
Deferred tax liabilities	28,939	26,038	29,803	2,901	(3,765)
Admitted deferred tax assets, net	$30,979	29,219	30,209	1,760	(990)

There was a statutory valuation allowance adjustment to gross deferred tax assets of $41 for the period ended December 31, 2023. There was a statutory valuation allowance adjustment to gross deferred tax assets of $54 for the period ended December 31, 2022.

The realization of the deferred tax asset is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

The change in the net deferred income taxes of December 31 is comprised of the following:

	2023	2022	2021	Change from 2022	Change from 2021
Total deferred tax assets	$106,332	98,316	99,328	8,016	(1,012)
Total deferred tax liabilities	(28,939)	(26,038)	(29,803)	(2,901)	3,765
Net deferred tax assets	77,393	72,278	69,525	5,115	2,753
Statutory valuation allowance adjustment	(41)	(54)	—	13	(54)
Net deferred tax assets	77,352	72,224	69,525	5,128	2,699
Tax effect of unrealized losses	254	(403)	607	657	(1,010)
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$77,606	71,821	70,132	5,785	1,689

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2023	2022	2021
Income before taxes	$9,638	7,150	3,104
Reinsurance surplus adjustment	(3,955)	(4,051)	(154)
Dividends received deduction	(270)	(238)	(310)
Interest maintenance reserve	(1,257)	(1,075)	(211)
Tax Credits	(144)	(230)	—
Transfer pricing	(1,733)	(2,529)	(1,662)
Change in reserve valuation	—	(754)	—
Tax exempt income	(78)	(108)	(168)
Other	(1)	132	(16)
Total statutory taxes	$2,200	(1,703)	583

Provision (benefit) for federal income taxes	$9,286	(349)	(339)
Tax on capital gains	(1,301)	335	1,376
Change in net deferred income tax	(5,785)	(1,689)	(454)
Total statutory taxes	$2,200	(1,703)	583

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

Total federal income taxes paid (including tax on capital gains) were $15,734 during the year ended December 31, 2023, while total federal income taxes received (including tax on capital gains) was $11,756 and total federal incomes paid were $3,796 during the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2023, there are operating losses and capital loss carryforwards of $2,085 available for tax purposes which will start expiring in 2027, while, as of December 31, 2022, there are no net operating losses and capital loss carryforwards of $797 available for tax purposes expiring in 2027. As of December 31, 2023 and 2022, the Company has valuation allowances of $41 and $54. A partial valuation allowance was established in 2022 related to limitation on the Company’s ability to utilize loss carryforwards as a result of the Transaction. As of December 31, 2023 and 2022, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2023 and 2022, the Company has tax credit carryforwards of $82 and $151 which will start expiring in 2030.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ALIC, National Security Life and Annuity Company (“NSLAC”), MONT, KENW, Sunrise Captive Re, LLC (“SUNR”), Sycamore Re, Ltd (“SYRE”), and CMGO and then with its common parent, CIHI.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2020, 2021 and 2022 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000 shares ($3,000 par value) authorized. 3,200 shares were issued and outstanding of Class A common stock as of December 31, 2023 and 2022. The Company has no preferred stock issued or outstanding.

The Company did not receive a capital contribution from its parent, ALIC, during 2023, 2022 or 2021.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2023 and 2022 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ALAC to its parent, ALIC, is limited by Ohio insurance laws. The maximum dividend that may be paid to ALIC without prior approval of the Director of Insurance is limited to the greater of ALAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $38,000 may be paid by ALAC to ALIC in 2024 without prior approval. ALAC declared and paid ordinary dividends to ALIC of $0, $20,000 and $0 in 2023, 2022 and 2021, respectively. No extraordinary dividends were declared or paid during 2023, 2022 or 2021.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(17)	Additional Financial Instruments Disclosures

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds, limited partnerships and limited liability companies of $44,577 and $25,980 as of December 31, 2023 and 2022, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(18)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

The Company, along with ALIC, is currently a party to an arbitration proceeding with a third-party reinsurer concerning a dispute with the reinsurer’s rate increase across several treaties. The Company is vigorously pursuing its position against the rate increase in the arbitration. The outcome of the arbitration proceeding is inherently uncertain, and the outcome thereof cannot be predicted. There can be no assurance that there will be a successful outcome in the arbitration and that the overall cost of the reinsurance treaties will not materially increase.

(19)	Related Party Transactions

The Company has an agreement to receive services for personnel, data processing, and supplies from ALIC. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $59,377, $55,984 and $53,403 in 2023, 2022 and 2021, respectively. At December 31, 2023 and 2022, ALAC owed ALIC $3,739 and ALIC owed ALAC $762, respectively.

The Company is a party to an agreement with CIHI and most of its direct and indirect subsidiaries whereby ALIC maintains a common checking account. It is ALIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ALIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ALIC for the other parties such as ALAC. Settlement is made daily for each party’s needs from or to the common account. It is ALIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ALIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2023, 2022 and 2021 was $1,293, $0 and $0, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. At December 31, 2023 and 2022, respectively, ALAC had $12,605 and $24,678 in the common account agreement. This amount was included in receivable from parent, subsidiaries and affiliates in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(20)	Accounting Changes and Corrections of Errors

The Company’s December 31, 2023 financial statements reflect a prior period adjustment relating to the recording of disability income direct and ceded reserves. As of December 31, 2022, net reserves were overstated by $242. As a result, surplus was understated by $191. The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$242
Provision for federal income taxes	(51)
Correction of error, net of tax	$191

The Company’s December 31, 2022 statutory financial statements reflect a prior period adjustment relating to the recording of term direct and ceded reserves. As of December 31, 2021, direct and net reserves were overstated by $2,522. As a result, surplus was understated by $1,992 The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$2,522
Provision for federal income taxes	(530)
Correction of error, net of tax	$1,992

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of universal life and ceded reserves. As of December 31, 2020, direct and net reserves were overstated by $2,282. As a result, surplus was understated by $1,803. The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$2,282
Provision for federal income taxes	(479)
Correction of error, net of tax	$1,803

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of ceded bank owned life insurance reserves. As of December 31, 2020, ceded reserves were understated by $557. As a result, surplus was understated by $440. The events contributing to the reserve understatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$557
Provision for federal income taxes	(117)
Correction of error, net of tax	$440

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of direct disability income benefits. As of December 31, 2020, direct disability benefits were understated by $390. As result, surplus was overstated by $308. The events contributing to the disability benefits understatement impact surplus as follows:

Death benefits and other benefits: Accident and health benefits	$(390)
Provision for federal income taxes	82
Correction of error, net of tax	$(308)

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

Schedule I

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Summary of Investments - Other Than Investments in Related Parties

December 31, 2023

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$37,700	35,106	37,700
Obligations of states and political subdivisions	209,468	182,800	209,468
Debt securities issued by foreign governments	8,976	7,722	8,976
Corporate securities	1,441,549	1,269,255	1,441,549
Asset-backed securities	107,747	107,085	107,747
Mortgage-backed securities	240,368	221,454	240,368
Total fixed maturity available-for-sale securities	2,045,808	1,823,422	2,045,808
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	18,514	18,326	18,326
Nonredeemable preferred stocks	16,711	14,909	16,711
Total equity securities at fair value	35,225	33,235	35,037

Mortgage loans on real estate, net	463,087		463,087
Contract loans	129,953		129,953
Cash and cash equivalents	16,000		16,000
Receivables for securities	757		757
Other long-term investments	47,977		49,292	[2]
Short-term investments securities lending collateral	66,540		66,540
Total investments	$2,805,347		2,806,474

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

[2]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships.

See accompanying report of independent registered public accounting firm.

Schedule III

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned Premiums	Other policy claims and benefits payable	Premium revenue
2023:
Individual life insurance	$—	2,133,375	439	16,587	239,472
Pension and annuities	—	370,360	—	—	143
All other	—	110,702	644	670	29,601
Total	$—	2,614,437	1,083	17,257	269,216
2022:
Individual life insurance	$—	2,120,998	581	12,545	204,060
Pension and annuities	—	302,761	—	—	201
All other	—	105,346	406	821	29,187
Total	$—	2,529,105	987	13,366	233,448
2021:
Individual life insurance	$—	2,110,752	630	27,861	185,263
Pension and annuities	—	198,264	—	—	766
All other	—	89,334	365	674	26,827
Total	$—	2,398,350	995	28,535	212,856

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premium written[3]
2023:
Individual life insurance	$92,162	223,385	—	82,909
Pension and annuities	14,171	8,221	—	154
All other	7,327	21,511	—	17,339
Total	$113,660	253,117	—	100,402
2022:
Individual life insurance	$92,361	163,290	—	78,298
Pension and annuities	9,833	6,574	—	98
All other	5,296	32,272	—	26,709
Total	$107,490	202,136	—	105,105
2021:
Individual life insurance	$93,992	190,964	—	78,524
Pension and annuities	5,393	3,726	—	143
All other	6,956	16,800	—	25,454
Total	$106,341	211,490	—	104,121

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Reinsurance

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2023:
Life insurance in force	$140,448,176	122,916,698	—	17,531,478	—%
Premiums:
Life insurance	446,251	206,779	—	239,472	—%
Pension and annuities	143	—	—	143
Accident and health insurance	46,228	16,737	110	29,601	0.4%
Total	$492,622	223,516	110	269,216	—%
2022:
Life insurance in force	$149,796,187	132,133,639	—	17,662,548	—%
Premiums:
Life insurance	440,780	236,720	—	204,060	—%
Pension and annuities	201	—	—	201
Accident and health insurance	46,321	17,290	156	29,187	0.5%
Total	$487,302	254,010	156	233,448	0.1%
2021:
Life insurance in force	$156,443,159	144,222,876	—	12,220,283	—%
Premiums:
Life insurance	447,535	262,272	—	185,263	—%
Pension and annuities	766	—	—	766
Accident and health insurance	43,392	16,748	183	26,827	0.7%
Total	$491,693	279,020	183	212,856	0.1%

See accompanying report of independent registered public accounting firm.

Schedule V

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2023:
Valuation allowances –
None	$—	—	—	—	—
2022:
Valuation allowances –
None	$—	—	—	—	—
2021:
Valuation allowances –
None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.